EXHIBIT 10.2

IntercontinentalExchange, Inc.

$400,000,000 Senior Notes

$200,000,000 4.13% Senior Notes, Tranche A, due November 9, 2018

$200,000,000 4.69% Senior Notes, Tranche B, due November 9, 2021

Note Purchase Agreement

Dated as of November 9, 2011

-i-

-ii-

-iii-

Section 22.3.	Accounting Terms; Changes in GAAP	40
Section 22.4.	Severability	40
Section 22.5.	Construction	40
Section 22.6.	Counterparts	41
Section 22.7.	Governing Law	41
Section 22.8.	Jurisdiction and Process; Waiver of Jury Trial	41

-iv-

Schedule A	—	Information Relating to Purchasers

Schedule B	—	Defined Terms

Schedule 4.9	—	Changes in Corporate Structure

Schedule 5.4	—	Subsidiaries of the Company

Schedule 5.5	—	Financial Statements

Schedule 5.8	—	Litigation

Schedule 5.15	—	Existing Indebtedness

Schedule 10.3	—	Existing Liens

Exhibit 1(a)	—	Form of 4.13% Senior Note, Tranche A, due November 9, 2018

Exhibit 1(b)	—	Form of 4.69% Senior Note, Tranche B, due November 9, 2021

-v-

IntercontinentalExchange, Inc.
2100 River Edge Parkway, 5th Floor
Atlanta, Georgia 30328

$400,000,000 Senior Notes

$200,000,000 4.13% Senior Notes, Tranche A, due November 9, 2018

$200,000,000 4.69% Senior Notes, Tranche B, due November 9, 2021

Dated as of
November 9, 2011

To the Purchasers listed in
the attached Schedule A:

Ladies and Gentlemen:

IntercontinentalExchange, Inc., a Delaware corporation (the “Company”), agrees with the Purchasers listed in the attached Schedule A (the “Purchasers”) to this Note Purchase Agreement (this “Agreement”) as follows:

Section 1.	Authorization of Notes.

Section 1.1. Description of Notes.  The Company will authorize the issue and sale of (i) $200,000,000 aggregate principal amount of its 4.13%, Senior Notes, Tranche A, due November 9, 2018 (the “Tranche A Notes”) and (ii) $200,000,000 aggregate principal amount of its 4.69%, Senior Notes, Tranche B, due November 9, 2021 (the “Tranche B Notes”, and together with the Tranche A Notes, the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement)).  The Tranche A Notes and the Tranche B Notes shall be substantially in the form set out in Exhibit 1(a) and Exhibit 1(b), respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Company.  Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

Section 2.	Sale and Purchase of Notes.

Section 2.1. Notes.  Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, the Notes in the principal amount and in the tranche specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof.  The obligations of each Purchaser hereunder are several and not joint obligations and each Purchaser shall have no obligation and no liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

Section 3.	Closing.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 a.m. Central time, at a closing (the “Closing”) on November 9, 2011 or on such other Business Day thereafter on or prior to November 30, 2011 as may be agreed upon by the Company and the Purchasers.   On the Closing Date, the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing Date and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Account Number [______________], at Wells Fargo Bank, Atlanta, Georgia, ABA Number 121000248, in the Account Name of “IntercontinentalExchange, Inc.”  If, on the Closing Date, the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

Section 4.	Conditions to Closing.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions applicable to the Closing Date:

Section 4.1. Representations and Warranties.  The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

Section 4.2. Performance; No Default.  The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.  Neither the Company nor any Restricted Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Section applied since such date.

Section 4.3. Compliance Certificates.

(a)     Officer’s Certificate of the Company.  The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b)     Secretary’s Certificate of the Company.  The Company shall have delivered to such Purchaser a certificate, dated the Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings of the Company relating to the authorization, execution and delivery of the Notes and this Agreement.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the Closing Date (a) from Andrew J. Surdykowski, Vice President & Associate General Counsel of the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), (b) from Nelson Mullins Riley & Scarborough LLP, special counsel for the Company, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), and (c) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes.  Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

Section 4.7. Payment of Special Counsel Fees.  Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing Date, the reasonable fees, reasonable charges and reasonable disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least two Business Days prior to the Closing Date.

Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each tranche of the Notes.

Section 4.9. Changes in Corporate Structure.  The Company shall not have changed its jurisdiction of organization or, except as reflected in Schedule 4.9, been a party to any merger or consolidation, or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10. Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the bank and account information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.11. Proceedings and Documents. All corporate and other organizational proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 5.Representations and Warranties of the Company.

The Company represents and warrants to each Purchaser that:

Section 5.1. Organization; Power and Authority.  The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

Section 5.2. Authorization, Etc. This Agreement and the Notes to be issued on the Closing Date have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each such Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. The Company, through its agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Mitsubishi UFJ Securities (USA), Inc., has delivered to you and each other Purchaser a copy of a Private Placement Memorandum, dated September, 2011 (the “Memorandum”), relating to the transactions contemplated hereby.  The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Restricted Subsidiaries.  This Agreement, the Memorandum, the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, in each case, delivered to the Purchasers prior to October 21, 2011 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Except as disclosed in the Disclosure Documents, since December 31, 2010, there has been no change in the financial condition, operations, business or properties of the Company or any of its Restricted Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4. Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 contains a complete and correct list of the Company’s Restricted and Unrestricted Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

(b)All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien.

(c)Each Subsidiary identified in Schedule 5.4 is a corporation, limited liability company or other legal entity, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as the case may be, has the corporate or other power and authority to own, lease and operate its properties and to conduct its business, and is duly qualified as a foreign corporation, limited liability company or other legal entity, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d)No Subsidiary is a party to, or otherwise subject to, any legal, regulatory, contractual or other restriction or any agreement (other than this Agreement, the restrictions listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5.  All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).  The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under (i) the corporate charter or by-laws or other organic documents of the Company or such Subsidiary or (ii) any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes, other than such as have been obtained or made, as applicable, and other than routine filings after the Closing Date with the SEC and/or state blue sky authorities.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) Schedule 5.8 describes certain litigation proceedings affecting the Company and its Subsidiaries.  There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Restricted Subsidiary or any property of the Company or any Restricted Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority, including the proceedings described on Schedule 5.8, that, individually or in the aggregate, if adversely determined, would reasonably be expected to have a Material Adverse Effect.

(b)Neither the Company nor any Restricted Subsidiary is (i) in default under any term of any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA Patriot Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. The Company and its Subsidiaries have filed or caused to be filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  The Company knows of no basis for any other tax or assessment that would reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate.  The federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run (except for certain statutory exceptions for net operating losses and tax credit carryforwards)) for all fiscal years up to and including the fiscal year ended December 31, 2007.

Section 5.10. Title to Property; Leases. The Company and its Restricted Subsidiaries have good and sufficient title to their respective properties which the Company and its Restricted Subsidiaries own or purport to own that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Restricted Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.  All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11. Licenses, Permits, Etc.  (a) The Company and its Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect;

(b)to the knowledge of the Company, no product or service of the Company or any of its Restricted Subsidiaries infringes in any Material respect any Material license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person; and

(c)to the knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Restricted Subsidiaries with respect to any Material patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Restricted Subsidiaries.

Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 436 or 430 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)The Company and its ERISA Affiliates have not incurred any withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)The expected post-retirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e)The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax would be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code.  The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser’s representation in Section 6.3 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on the Company’s behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 55 other Institutional Investors, each of which has been offered the Notes in connection with a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes to refinance existing Indebtedness and for general corporate purposes of the Company and in compliance with all laws referenced in Section 5.16.  No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness; Future Liens.  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Restricted Subsidiaries in a principal amount of $10,000,000 or greater as of September 30, 2011 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty Obligations thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Restricted Subsidiaries.  Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Restricted Subsidiary that is outstanding in an aggregate principal amount of greater than $1,000,000, and no event or condition exists with respect to any such Indebtedness of the Company or any Restricted Subsidiary, that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)Except as disclosed in Schedule 5.15, neither the Company nor any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.3.

(c)Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the Company nor any Affiliated Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, U.S. Department of Treasury (“OFAC”) (an “OFAC Listed Person”) or (ii) a department, agency or instrumentality of, or is otherwise controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (ii), a “Blocked Person”).

(b)No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used, directly by the Company or indirectly through any Affiliated Entity, in connection with any investment in, or any transactions or dealings with, any Blocked Person.

(c)To the Company’s knowledge, neither the Company nor any Affiliated Entity (i) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any applicable law (collectively, “Anti-Money Laundering Laws”), (ii) has been assessed civil penalties under any Anti-Money Laundering Laws or (iii) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws.  The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law) to ensure that the Company and each Affiliated Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws.

(d)   No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments to any governmental official or employee, political party, official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage.  The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law) to ensure that the Company and each Affiliated Entity is and will continue to be in compliance with all applicable current and future anti-corruption laws and regulations.

Section 5.17. Status under Certain Statutes. Neither the Company nor any Restricted Subsidiary is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18. Environmental Matters.  (a) Neither the Company nor any Restricted Subsidiary has knowledge of any liability or has received any notice of any liability, and no proceeding has been instituted raising any liability against the Company or any of its Restricted Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them, or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(b)Neither the Company nor any Restricted Subsidiary has knowledge of any facts which would give rise to any liability, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(c)Neither the Company nor any of its Restricted Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in each case in a manner contrary to any Environmental Laws in each case in any manner that would reasonably be expected to result in a Material Adverse Effect.

(d)All buildings on all real properties now owned, leased or operated by the Company or any of its Restricted Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

Section 5.19. Notes Rank Pari Passu.  The obligations of the Company under this Agreement and the Notes rank pari passu in right of payment with all other senior unsecured Indebtedness (actual or contingent) of the Company, including, without limitation, all senior unsecured Indebtedness of the Company described in Schedule 5.15 hereto.

Section 6.	Representations of the Purchaser.

Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or such pension or trust funds’ property shall at all times be within such Purchaser’s or such pension or trust funds’ control.  Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to, and does not intend to, register the Notes.  Each Purchaser represents that it understands and acknowledges that the offering and sale of the Notes are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act.

Section 6.2. Accredited Investor.  Each Purchaser represents that it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”).   Each Purchaser further represents that such Purchaser has had the opportunity to ask questions of the Company and received answers and information concerning the terms and conditions of the sale of the Notes, and has such knowledge and experience in business and financial matters and with respect to investments in securities similar to the Notes that it is capable of evaluating the risks and merits of the investment in the Notes.

Section 6.3. Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a)the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)    the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, as of the last day of its most recent calendar quarter, the QPAM does not own a 10% or more interest in the Company and no person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 20% or more interest in the Company (or less than 20% but greater than 10%, if such person exercises control over the management or policies of the Company by reason of its ownership interest) and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

(e)the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)the Source is a governmental plan; or

(g)the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.3, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 7.	Information as to Company.

Section 7.1. Financial and Business Information.  The Company shall deliver to each holder of Notes that is an Institutional Investor:

(a)Quarterly Statements — within 45 days (or, if earlier and if applicable to the Company, the quarterly report deadline under the Exchange Act rules and regulations) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year),

(i)a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii)consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that filing with the SEC within the time period specified above the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor shall be deemed to satisfy the requirements of this Section 7.1(a), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-Q if it shall have timely made such Form 10-Q available on “EDGAR” and on its website on the Internet at http://ir.theice.com/sec.cfm (or at another website accessible by the holders without charge) in connection with each such filing with the SEC and shall have given each holder timely notice of such availability on EDGAR and on its home page (or other accessible website) in connection with each delivery (such availability being referred to as “Electronic Delivery”);

(b)Annual Statements — within 90 days (or, if earlier and if applicable to the Company, the annual report deadline under the Exchange Act rules and regulations) after the end of each fiscal year of the Company,

(i)a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii)consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing (the “Accountants’ Opinion”), which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that filing with the SEC within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor shall be deemed to satisfy the requirements of this Section 7.1(b), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-K and Accountants’ Opinion if it shall have timely made Electronic Delivery thereof;

(c)SEC and Other Reports — except for filings referred to in Section 7.1(a) and (b) above, promptly upon their becoming available and, to the extent applicable, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding any information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material, provided that the Company shall be deemed to have made such delivery of such reports if it shall have timely made Electronic Delivery thereof;

(d)Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(g), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e)ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)       with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date thereof; or

(ii)      the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)     any event, transaction or condition that would result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the imposition of a penalty or excise tax under the provisions of the Code relating to employee benefit plans, or the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

  (f)       Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect;

(g)Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (except with respect to information which disclosure thereof is prohibited pursuant to any arrangements with any Governmental Authority or regulatory authority) or relating to the ability of the Company to perform its obligations hereunder and under the Notes, or the ability of any Subsidiary Guarantor to perform its obligations under any Subsidiary Guaranty, as from time to time may be reasonably requested by any such holder of Notes or such information regarding the Company required to satisfy the requirements of 17 C.F.R. §230.144A, as amended from time to time, in connection with any contemplated transfer of the Notes; and

(h)Unrestricted Subsidiaries — In the event that one or more Unrestricted Subsidiaries shall either (i) own more than 10% of the consolidated total assets of the Company and its Subsidiaries (excluding Excluded Assets), or (ii) account for more than 10% of the consolidated gross revenues of the Company and its Subsidiaries, determined in each case in accordance with GAAP, then, within the respective periods provided in Section 7.1(a) and (b) above, the Company shall deliver to each holder of Notes that is an Institutional Investor, unaudited financial statements of the character and for the dates and periods as in said Sections 7.1(a) and (b) covering such group of Unrestricted Subsidiaries (on a consolidated basis), together with a consolidating statement reflecting eliminations or adjustments required to reconcile the financial statements of such group of Unrestricted Subsidiaries to the financial statements delivered pursuant to Sections 7.1(a) and (b).

Section 7.2. Officer’s Certificate.  Each set of financial statements delivered to a holder of Notes that is an Institutional Investor pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of electronic delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each such holder of Notes):

(a)Covenant Compliance — the information required in order to establish whether the Company was in compliance with the requirements of Sections 10.1 through 10.5, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b)Event of Default — a statement that such officer has reviewed the relevant terms hereof and that such review shall not have disclosed the existence during the quarterly or annual period covered by the statements then being furnished of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3. Visitation.  The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a)No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, in each case no more than once per calendar year, as may be reasonably requested in writing; and

(b)Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers (except with respect to information which disclosure thereof is prohibited pursuant to any arrangements with any Governmental Authority or regulatory authority), to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries), all at such times and as often as may be requested.

Section 8.	Payment of the Notes.

Section 8.1. Required Prepayments.  As provided therein, the entire unpaid principal amount of the Tranche A Notes and the Tranche B Notes shall become due and payable on the respective stated maturity dates thereof.

Section 8.2. Optional Prepayments with Make-Whole Amount.  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the original aggregate principal amount of the Notes to be prepaid in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount of each Note then outstanding.  The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes of the applicable tranche to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated respective Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes to be prepaid a certificate of a Senior Financial Officer specifying the calculation of each such Make-Whole Amount as of the specified prepayment date.

Section 8.3. Allocation of Partial Prepayments.  In the case of each partial prepayment of the Notes, other than any offer of prepayment of the Notes pursuant to Sections 8.7 and 10.4 that has been rejected by any holder or holders of Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.4. Maturity; Surrender, Etc.  In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5. Purchase of Notes.  The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to a written offer to purchase any outstanding Notes made by the Company or an Affiliate pro rata to the holders of the Notes upon the same terms and conditions.  Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days.  A failure by a holder of Notes to respond within 15 Business Days to any such offer made pursuant to this Section 8.5 shall be deemed to constitute a rejection of such offer by such holder.  If the holders of more than 51% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer.  The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6. Make-Whole Amount for the Notes.  The term “Make-Whole Amount” means with respect to any Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note of the applicable tranche, minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings with respect to the Called Principal of such Note:

“Called Principal” means, the principal of the Note of the applicable tranche that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, the amount obtained by discounting all Remaining Scheduled Payments from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield.

“Reinvestment Yield” means, 0.50% plus the yield to maturity calculated by using (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date on screen “PX-1” on the Bloomberg Financial Market Service (or such other display as may replace Page PX-1) for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded on the run U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, all payments of such Called Principal and interest thereon that would be due after the Settlement Date if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

“Settlement Date” means, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7. Change in Control.   (a) Notice of Change in Control. The Company will, within 15 Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes and such notice shall contain and constitute an offer to prepay Notes of each tranche as described in subparagraph (b) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.7.

(b)Offer to Prepay Notes.  The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”).  If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.7, such date shall be not less than 20 days and not more than 30 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 20th day after the date of such offer).

(c)Acceptance; Rejection.  A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Company at least 5 Business Days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

(d)Prepayment.  Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment (without the payment of any Make-Whole Amount).  The prepayment shall be made on the Proposed Prepayment Date.

(e)Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

 (f)“Change in Control” Defined.  “Change in Control” means an event or series of events by which:

(i)any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time or the occurrence of any other event or condition (such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the board of directors or other equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

(ii)during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company ceases to be composed of individuals that are Continuing Directors.  “Continuing Directors” means, as of any date, members of the board of directors or other equivalent governing body of the Company (i) who were members of that board or equivalent governing body on the date 24 months prior to such date, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors).

Section 9.	Affirmative Covenants.

The Company covenants that so long as any of the Notes are outstanding:

Section 9.1. Compliance with Law.  Without limiting Section 10.8, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA Patriot Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2. Insurance.  The Company will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated except for any non-maintenance that would not reasonably be expected to have a Material Adverse Effect.

Section 9.3. Maintenance of Properties.  The Company will, and will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes and Claims.  The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes, assessments, charges and levies have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary not permitted by Section 10.3, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the non-filing or nonpayment, as the case may be, of all such taxes, assessments, charges, levies and claims in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 9.5. Corporate Existence, Etc.  Subject to Sections 10.5, the Company will at all times preserve and keep in full force and effect its corporate existence.  Subject to Sections 10.4 and 10.5, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Company or a Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.6. Notes to Rank Pari Passu. The Notes and all other obligations under this Agreement of the Company are and at all times shall remain direct and unsecured obligations of the Company ranking pari passu as against the assets of the Company with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all Indebtedness outstanding under the Bank Credit Agreement and all other present and future unsecured Indebtedness (actual or contingent) of the Company which is not expressed to be subordinate or junior in rank to any other unsecured Indebtedness of the Company.

Section 9.7. Subsidiary Guarantors.  (a)  The Company will cause any Subsidiary which is required by the terms of the Bank Credit Agreement to become a party to as a borrower (except for ICE Europe Parent Limited in its capacity as a direct borrower under the Bank Credit Agreement), or otherwise guarantee, Indebtedness in respect of such Bank Credit Agreement, to enter into a subsidiary guaranty agreement which shall be in a form substantially comparable to and not more restrictive than such guaranty and otherwise reasonably acceptable to the Company and the Required Holders providing for a guaranty of the obligations of the Company under the Notes and this Agreement (a “Subsidiary Guaranty”) and deliver to each of the holders of the Notes (substantially concurrently with the incurrence of any such obligation pursuant to the Bank Credit Agreement) the following items:

(1)a certificate signed by an authorized Responsible Officer of the Company making representations and warranties substantially to the effect of those contained in Sections 5.2, 5.4(c), 5.6 and 5.7, with respect to such Subsidiary and the Subsidiary Guaranty, as applicable; and

(2)an opinion of counsel (who may be in-house counsel for the Company) addressed to each of the holders of the Notes reasonably satisfactory to the Required Holders, substantially to the effect that the Subsidiary Guaranty by such Person has been duly authorized, executed and delivered and that the Subsidiary Guaranty constitutes the legal, valid and binding obligation of such Person enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)The holders of the Notes agree to discharge and release any Subsidiary Guarantor from any Subsidiary Guaranty upon the written request of the Company, provided that (i) such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under the Subsidiary Guaranty) as an obligor and guarantor under and in respect of the Bank Credit Agreement and the Company so certifies to the holders of the Notes in a certificate of a Responsible Officer, (ii) at the time of such release and discharge, the Company shall deliver a certificate of a Responsible Officer to the holders of the Notes stating that no Default or Event of Default exists, and (iii) if any fee or other form of consideration is given to any holder of Indebtedness of the Company for the purpose of such release, holders of the Notes shall receive equivalent consideration.

Section 9.8. Designation of Subsidiaries.  The Company may from time to time cause any Subsidiary (other than a Subsidiary Guarantor) to be designated as an Unrestricted Subsidiary or any Unrestricted Subsidiary to be designated a Restricted Subsidiary; provided, however, that at the time of such designation and immediately after giving effect thereto, (a) no Default or Event of Default would exist under the terms of this Agreement, (b) the Company could incur at least $1.00 of additional Priority Indebtedness under Section 10.2 and (c) the Company and its Restricted Subsidiaries would be in compliance with all of the covenants set forth in this Section 9 and Section 10 if tested on the date of such action and provided, further, that once a Subsidiary has been designated an Unrestricted Subsidiary, it shall not thereafter be redesignated as a Restricted Subsidiary on more than one occasion and once a Subsidiary has been designated a Restricted Subsidiary, it shall not thereafter be redesignated as an Unrestricted Subsidiary on more than one occasion.  Within ten (10) days following any designation described above, the Company will deliver to each holder a notice of such designation accompanied by a certificate signed by a Senior Financial Officer of the Company certifying compliance with all requirements of this Section 9.8 and setting forth all information required in order to establish such compliance.

Section 9.9. Books and Records. The Company will, and will cause each of its Restricted Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Restricted Subsidiary, as the case may be.

Section 10.	Negative Covenants.

The Company covenants that so long as any of the Notes are outstanding:

Section 10.1. Financial Covenants.

(a)Total Leverage Ratio.  The Company will not permit the Total Leverage Ratio as of the last day of any fiscal quarter to be greater than 3.25 to 1.00.

(b)Interest Coverage Ratio.  The Company will not permit the Interest Coverage Ratio as of the last day of any fiscal quarter to be less than 4.75 to 1.00.

Section 10.2. Priority Indebtedness.  The Company will not, and will not permit any Restricted Subsidiary to, create, assume or incur or in any manner be or become liable in respect of any Priority Indebtedness, unless at the time of incurrence thereof and after giving effect thereto and to the application of the proceeds thereof, Priority Indebtedness would not exceed 15% of Consolidated Net Worth (Consolidated Net Worth to be determined as of the end of the then most recently ended fiscal quarter of the Company).

Section 10.3. Limitation on Liens.   The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive such income or profits, except:

(a)Liens for taxes, assessments or other governmental charges or statutory obligations that are not delinquent for a period of more than 30 days or remain payable without any penalty or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP (if so required);

(b)any attachment or judgment Lien not constituting an Event of Default;

(c)Liens incidental to the conduct of business or the ownership of properties and assets (including landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens for sums not yet due and payable) and Liens to secure the performance of bids, tenders, leases, or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens incurred in the ordinary course of business and not in connection with the borrowing of money;

(d)any leases, subleases, licenses or sublicenses granted by the Company or any of its Restricted Subsidiaries to third parties in the ordinary course of business and not interfering in any material respect with the business of the Company and its Restricted Subsidiaries, and any interest or title of a lessor, sublessor, licensor or sublicensor under any lease or license permitted under this Agreement or Liens consisting of minor defects in title that do not interfere with the Company’s or the applicable Subsidiary’s ability to conduct its business as currently conducted;

(e)Liens securing Indebtedness of a Restricted Subsidiary to the Company or to a Restricted Subsidiary;

(f)Liens existing as of the Closing Date and reflected in Schedule 10.3;

(g)Liens securing purchase money Indebtedness, provided that (x) any such Lien shall attach to the property being acquired, constructed or improved with such Indebtedness concurrently with or within ninety (90) days after the acquisition (or completion of construction or improvement) or the refinancing thereof by the Company or such Restricted Subsidiary, (y) the amount of the Indebtedness secured by such Lien shall not exceed 100% of the cost to the Company or such Restricted Subsidiary of acquiring, constructing or improving the property and any other assets then being financed solely by the same financing source, and (z) any such Lien shall not encumber any other property of the Company or any of its Restricted Subsidiaries except assets then being financed solely by the same financing source;

(h)any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Restricted Subsidiary or its becoming a Restricted Subsidiary (other than pursuant to Section 9.8), or any Lien existing on any property acquired by the Company or any Restricted Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person’s becoming a Restricted Subsidiary or such acquisition of property, (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

(i)Liens securing Indebtedness on property or assets of the Company or its Restricted Subsidiaries which Liens were given after the Closing Date, provided the Company makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property;

(j)any extensions, renewals or replacements of any Lien permitted by the preceding subparagraphs (f), (g), (h) and (i) of this Section 10.3, provided that (i) no additional property shall be encumbered by such Liens, (ii) the unpaid principal amount of the Indebtedness or other obligations secured thereby shall not be increased on or after the date of any extension, renewal or replacement, (iii) at such time and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, and (iv) the Company could incur at least $1.00 of additional Priority Indebtedness under Section 10.2;

(k)Liens created or existing over all or any part of any Guaranty Fund;

(l)Liens on assets held by any clearing house Subsidiary of the Company to secure any short term borrowings by such Subsidiary from the Federal Reserve Discount Window or other central bank money market operations or other central securities depositories or external custodians in support of its clearing, depository and settlement business to the extent permitted by applicable Governmental Authorities; and

(m)Liens securing Priority Indebtedness of the Company or any Restricted Subsidiary, provided that the aggregate principal amount of any such Priority Indebtedness shall be permitted by Section 10.2, and, provided further that, no such Liens may secure any obligations under any Bank Credit Agreement.

Section 10.4. Sales of Assets.  The Company will not, and will not permit any Restricted Subsidiary to, sell, lease or otherwise dispose of any Substantial Part (as defined below) of the assets of the Company and its Restricted Subsidiaries; provided, however, that the Company or any Restricted Subsidiary may sell, lease or otherwise dispose of assets constituting a Substantial Part of the assets of the Company and its Restricted Subsidiaries if such assets are sold in an arms length transaction and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the net proceeds received from such sale, lease or other disposition (but only with respect to that portion of such assets that exceeds the definition of “Substantial Part” set forth below) shall be used within 365 days of such sale, lease or disposition, in any combination:

(1)to acquire productive assets used or useful in carrying on the business of the Company and its Restricted Subsidiaries and having a value at least equal to the value of such assets sold, leased or otherwise disposed of; and/or

(2)to prepay or retire Senior Indebtedness of the Company and/or its Restricted Subsidiaries, provided that (i) the Company shall offer to prepay each outstanding Note in a principal amount, which equals the Ratable Portion for such Note, and (ii) any such prepayment of the Notes shall be made at par, together with accrued interest thereon to the date of such prepayment, but without the payment of the Make-Whole Amount.  Any offer of prepayment of the Notes pursuant to this Section 10.4 shall be given to each holder of the Notes by written notice that shall be delivered not less than fifteen (15) days and not more than sixty (60) days prior to the proposed prepayment date.  Each such notice shall state that it is given pursuant to this Section and that the offer set forth in such notice must be accepted by such holder in writing and shall also set forth (i) the proposed prepayment date, (ii) a description of the circumstances which give rise to the proposed prepayment and (iii) a calculation of the Ratable Portion for such holder’s Notes.  Each holder of the Notes which desires to have its Notes prepaid shall notify the Company in writing delivered not less than five (5) Business Days prior to the proposed prepayment date of its acceptance of such offer of prepayment.  Prepayment of Notes pursuant to this Section 10.4 shall be made in accordance with Section 8.2 (but without payment of the Make-Whole Amount).

A sale, lease or other disposition of assets shall be deemed to be a “Substantial Part” of the assets of the Company and its Restricted Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Restricted Subsidiaries during any period of 12 consecutive months, exceeds 10% of Consolidated Total Assets (Consolidated Total Assets to be determined as of the end of the fiscal year of the Company immediately preceding such sale, lease or other disposition); provided that there shall be excluded from any determination of a “Substantial Part” any (i) sale or disposition of assets in the ordinary course of business of the Company and its Restricted Subsidiaries, (ii) any transfer of assets from the Company to any Restricted Subsidiary or from any Restricted Subsidiary to the Company or a Restricted Subsidiary, and (iii) any sale or transfer of property acquired by the Company or any Restricted Subsidiary after the date of this Agreement to any Person within 365 days following the acquisition or construction of such property by the Company or any Subsidiary if the Company or a Subsidiary shall concurrently with such sale or transfer, lease such property, as lessee.

Section 10.5. Merger and Consolidation.  The Company will not, and will not permit any of its Restricted Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person; provided that:

  (1)any Restricted Subsidiary of the Company may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, (i) the Company or a Restricted Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation or (ii) any other Person so long as the survivor is a Restricted Subsidiary, or (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.4; and

  (2)the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer or lease of substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

(a)the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be (the “Successor Corporation”), shall be a solvent entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

(b)if the Company is not the Successor Corporation, such Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Successor Corporation shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms; and

(c)immediately after giving effect to such transaction (i) no Default or Event of Default would exist (it being agreed that, for purposes of determining compliance with Section 10.1, such transaction shall be treated on a pro forma basis for the relevant period as having been consummated as of the last day of the immediately preceding fiscal quarter), and (ii) the Company could incur at least $1.00 of additional Priority Indebtedness under Section 10.2.

Section 10.6. Line of Business.  The Company will not and will not permit any Restricted Subsidiary to engage in any business if, as a result, the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

Section 10.7. Transactions with Affiliates.  The Company will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except in the ordinary course and upon fair and reasonable terms that are not materially less favorable to the Company or such Restricted Subsidiary, taken as a whole, than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.8. Terrorism Sanctions Regulations.  The Company will not and will not permit any Affiliated Entity to (a) become a Blocked Person or (b) have any investments in or engage in any dealings or transactions with any Blocked Person.

Section 10.9. Restricted Subsidiaries. The Company will not permit as of the last day of any fiscal quarter (i) the Consolidated Total Assets of the Company and its Restricted Subsidiaries to be less than 80% of the consolidated total assets (excluding Excluded Assets) of the Company and its Subsidiaries as of such date or (ii) the Consolidated EBITDA of the Company and its Restricted Subsidiaries to be less than 80% of the consolidated earnings before interest, taxes, depreciation and amortization of the Company and its Subsidiaries, for the period of four consecutive fiscal quarters ending on such date.

Section 11.	Events of Default.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)the Company defaults in the performance of or compliance with any term contained in Sections 10.1 to 10.5, inclusive, or any Subsidiary Guarantor defaults in the performance of or compliance with any term of any Subsidiary Guaranty beyond any period of grace or cure period provided with respect thereto; or

(d)the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default or (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or

(e)any Subsidiary Guaranty ceases to be a legally valid, binding and enforceable obligation or contract of a Subsidiary Guarantor (other than upon a release of any Subsidiary Guarantor from a Subsidiary Guaranty in accordance with the terms of Section 9.7(b) hereof), or any Subsidiary Guarantor or any party by, through or on account of any such Person, challenges the validity, binding nature or enforceability of any such Subsidiary Guaranty; or

(f)any representation or warranty made in writing by or on behalf of the Company or any Subsidiary Guarantor in this Agreement or any Subsidiary Guaranty or by any Responsible Officer of the Company or any Subsidiary Guarantor in any writing furnished in connection with this Agreement, the Notes or any Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

(g)(i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest (in the payment amount of at least $100,000) on any Indebtedness other than the Notes that is outstanding in an aggregate principal amount of at least $25,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any instrument, mortgage, indenture or other agreement relating to any Indebtedness other than the Notes in an aggregate principal amount of at least $25,000,000 or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable or one or more Persons has the right to declare such Indebtedness to be due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), the Company or any Restricted Subsidiary has become obligated to purchase or repay Indebtedness other than the Notes before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $25,000,000 or one or more Persons have the right to require the Company or any Restricted Subsidiary to purchase or repay such Indebtedness; or

(h)the Company, any Material Subsidiary or any Subsidiary Guarantor (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(i)a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company, any of its Material Subsidiaries or any Subsidiary Guarantor, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, any of its Material Subsidiaries or any Subsidiary Guarantor, or any such petition shall be filed against the Company, any of its Material Subsidiaries or any Subsidiary Guarantor and such petition shall not be dismissed within 60 days; or

(j)a final judgment or judgments at any one time outstanding for the payment of money aggregating in excess of $25,000,000 (to the extent not covered by independent third party insurance as to which the insurer does not dispute coverage) are rendered against one or more of the Company, its Restricted Subsidiaries or any Subsidiary Guarantor and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(k)if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $25,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that could increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 12.	Remedies on Default, Etc.

Section 12.1. Acceleration.  (a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h) or described in clause (vi) of paragraph (h) by virtue of the fact that such clause encompasses clause (i) of paragraph (h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)      If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c)      If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing with respect to any Notes, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by such holder or holders to be immediately due and payable.

Upon any Note becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies.  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission.  At any time after the Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to any Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

Section 13.	Registration; Exchange; Substitution of Notes.

Section 13.1. Registration of Notes.  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.  The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2. Transfer and Exchange of Notes.  Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same tranche in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note of such tranche originally issued hereunder.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a tranche, one Note of such tranche may be in a denomination of less than $100,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.3, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

The Notes have not been registered under the Securities Act or under the securities laws of any state and may not be transferred or resold unless registered under the Securities Act and all applicable state securities laws or unless an exemption from the requirement for such registration is available.

Section 13.3. Replacement of Notes.  Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver not more than ten Business Days following satisfaction of such conditions, in lieu thereof, a new Note of the same tranche, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 14.	Payments on Notes.

Section 14.1. Place of Payment.  Subject to Section 14.2, payments of principal, Make-Whole Amount and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2. Home Office Payment.  So long as any Purchaser or such Purchaser’s nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount and interest by the method and at the address specified for such purpose for such Purchaser on Schedule A hereto, or by such other reasonable method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by any Purchaser or such Person’s nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note.

Section 15.	Expenses, Etc.

Section 15.1. Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel for the Purchasers, if reasonably required by the Required Holders, local or other counsel) incurred by each Purchaser and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or any Subsidiary Guaranty (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or any Subsidiary Guaranty or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or any Subsidiary Guaranty, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Subsidiary Guaranty.  The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

Section 15.2. Survival.  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

Section 16.	Survival of Representations and Warranties; Entire Agreement.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any such Note or portion thereof or interest therein and the payment of any Note may be relied upon by any subsequent holder of any such Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of any such Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement.  Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17.	Amendment and Waiver.

Section 17.1. Requirements.  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (i) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used in any such Section), will be effective as to any holder of Notes unless consented to by such holder of Notes in writing, and (ii) no such amendment or waiver may, without the written consent of the Company and all of the holders of Notes at the time outstanding affected thereby, (A) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest (if such change results in a decrease in the interest rate) or of the Make-Whole Amount on, the Notes, (B) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (C) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

Section 17.2. Solicitation of Holders of Notes.

(a)    Solicitation.  The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes.  The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)    Payment.  The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

(c)    Consent in Contemplation of Transfer.  Any consent made pursuant to this Section 17 by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3. Binding Effect, Etc.  Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note.  As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4. Notes Held by Company, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates and Notes held by parties who are contractually required to abstain from voting with respect to matters affecting the holders of the Notes shall be deemed not to be outstanding.

Section 18.	Notices.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by a recognized overnight delivery service (with charges prepaid) or (c) by posting to IntraLinks® or a similar service reasonably acceptable to the Required Holders if the sender on the same day sends or causes to be sent notice of such posting by email or in accordance with clause (a) or (b) above.  Any such notice must be sent:

(i)if to a Purchaser or such Purchaser’s nominee, to such Purchaser or such Purchaser’s nominee at the address or, in the case of clause (c) above, the email address, specified for such communications in Schedule A to this Agreement, or at such other address as such Purchaser or such Purchaser’s nominee shall have specified to the Company in writing pursuant to this Section 18;

(ii)if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing pursuant to this Section 18; or

 (iii)    if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, with a copy to the General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

Section 19.	Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced.  The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 20.	Confidential Information.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser’s directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser’s Notes), (ii) such Purchaser’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser  is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, any Subsidiary Guaranty and this Agreement.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

Section 21.	Substitution of Purchaser.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser.  In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

Section 22.	Miscellaneous.

Section 22.1. Successors and Assigns.  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2. Payments Due on Non-Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 22.3. Accounting Terms; Changes in GAAP.  (a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.  For purposes of determining compliance with the covenants set out in this Agreement, any election by the Company to measure any financial liability using fair value (as permitted by Accounting Standard Codification Topic No. 825-10-25 – Fair Value Option) shall be disregarded and such determination shall be made as if such election had not been made.

(b)Changes in GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement, and either the Company or the Required Holders shall so request, representatives of the holders of the Notes designated by the Required Holders at such time and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein, and (ii) the Company shall provide to the holders of the Notes that are Institutional Investors financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

Section 22.4. Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.5. Construction.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 22.6. Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.  Delivery of an executed counterpart of this Agreement by facsimile, electronic mail (including PDF) or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.

Section 22.7. Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.8. Jurisdiction and Process; Waiver of Jury Trial.   (a) Each party to this Agreement irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes.  To the fullest extent permitted by applicable law, each party to this Agreement irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)    Each party to this Agreement consents to process being served by or on behalf of any other party hereto in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such party shall then have been notified pursuant to said Section.  Each party to this Agreement agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)    Nothing in this Section 22.8 shall affect the right of any party to this Agreement to serve process in any manner permitted by law, or limit any right that any party hereto may have to bring proceedings against any other party hereto in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)    The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.
*   *   *   *   *

IntercontinentalExchange, Inc.	Note Purchase Agreement

The execution hereof by the Company and the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and purposes hereinabove set forth.

Very truly yours,

IntercontinentalExchange, Inc.

By:	/s/ Scott A. Hill
Name: Scott A. Hill
Title: Senior Vice President,
Chief Financial Officer

IntercontinentalExchange, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

The Variable Annuity Life Insurance Company
Lexington Insurance Company
United Guaranty Residential Insurance Company
First SunAmerica Life Insurance Company
Western National Life Insurance Company
National Union Fire Insurance Company of Pittsburgh, PA

By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

By:	/s/ Gerald F. Herman
Name: Gerald F. Herman
Title: Vice President

The Northwestern Mutual Life Insurance Company

By:	/s/ Jerome R. Baier
Name: Jerome R. Baier
Its Authorized Representative

Teachers Insurance and Annuity Association of America

By:	/s/ Laura M. Parrott
Name: Laura M. Parrott
Title: Director

IntercontinentalExchange, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

The Lincoln National Life Insurance Company

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By:	/s/ Frank G. LaTorraca
Name: Frank G. LaTorraca
Title: Vice President

Lincoln Life & Annuity Company of New York

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By:	/s/ Frank G. LaTorraca
Name: Frank G. LaTorraca
Title: Vice President

Aviva Life and Annuity Company

By:	Aviva Investors North America, Inc., Its authorized attorney-in-fact

By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: VP-Private Fixed Income

IntercontinentalExchange, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

Transamerica Life Insurance Company

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Bill Henricksen
Name: Bill Henricksen
Title: Vice President

Western Reserve Life Assurance Company of Ohio

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Bill Henricksen
Name: Bill Henricksen
Title: Vice President

Transamerica Advisors Life Insurance Company of New York

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Bill Henricksen
Name: Bill Henricksen
Title: Vice President

Transamerica Advisors Life Insurance Company

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Bill Henricksen
Name: Bill Henricksen
Title: Vice President

IntercontinentalExchange, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

Transamerica Life (Bermuda) Ltd

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Bill Henricksen
Name: Bill Henricksen
Title: Vice President

Connecticut General Life Insurance Company

By:	CIGNA Investments, Inc. (authorized agent)

By:	/s/ Deborah B. Wiacek
Name: Deborah B. Wiacek
Title: Senior Managing Director

Life Insurance Company of North America

By:	CIGNA Investments, Inc. (authorized agent)

By:	/s/ Deborah B. Wiacek
Name: Deborah B. Wiacek
Title: Senior Managing Director

CIGNA Health and Life Insurance Company

By:	CIGNA Investments, Inc. (authorized agent)

By:	/s/ Deborah B. Wiacek
Name: Deborah B. Wiacek
Title: Senior Managing Director

IntercontinentalExchange, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

Great-West Life & Annuity Insurance Company

By:	/s/ Tad Anderson
Name: Tad Anderson
Title: Assistant Vice President, Investments

By:	/s/ Ward Argust
Name: Ward Argust
Title: Manager, Investments

Western-Southern Life Assurance Company

By:	/s/ James J. Vance
Name: James J. Vance
Title: Vice President

By:	/s/ Jonathan D. Niemeyer
Name: Jonathan D. Niemeyer
Title: Senior Vice President

Columbus Life Insurance Company

By:	/s/ James J. Vance
Name: James J. Vance
Title: Vice President

By:	/s/ Jonathan D. Niemeyer
Name: Jonathan D. Niemeyer
Title: Senior Vice President

IntercontinentalExchange, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

Integrity Life Insurance Company

By:	/s/ James J. Vance
Name: James J. Vance
Title: Vice President

By:	/s/ Kevin L. Howard
Name: Kevin L. Howard
Title: Senior Vice President

The Lafayette Life Insurance Company

By:	/s/ James J. Vance
Name: James J. Vance
Title: Vice President

By:	/s/ Deborah J. Vargo
Name: Deborah J. Vargo
Title: Senior Vice President

National Interstate Insurance Company

By:	/s/ Gary N. Monda
Name: Gary N. Monda
Title: Vice President

By:	/s/ Aaron T. Wagner
Name: Aaron T. Wagner
Title: Investment Manager

IntercontinentalExchange, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

Continental Casualty Company

By:	/s/ Albert J. Miralles, Jr.
Name: Albert J. Miralles, Jr.
Title: Senior Vice President and Treasurer

PHL Variable Insurance Company

By:	/s/ Christopher M. Wilkos
Name: Christopher M. Wilkos
Title: Executive Vice President

Senior Health Insurance Company of Pennsylvania

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Vice President

Primerica Life Insurance Company

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Vice President

IntercontinentalExchange, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

National Mutual Benefit Guaranty Income Life Insurance Company Group Health Cooperative

By:	Prime Advisors, Inc., its Attorney-in-Fact

By:	/s/ Scott Sell
Name: Scott Sell
Title: Vice President

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
The Variable Annuity Life Insurance Company c/o AIG Asset Management (U.S.), LLC 2929 Allen Parkway, Suite A36-01 Houston, Texas 77019	A	$34,375,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A, due November 9, 2018, PPN 45865V A*1, principal, premium or interest”) to:

The Bank of New York Mellon
ABA # 021-000-018
Account Number:  [______________]
For Further Credit to:  VARIABLE ANNUITY LIFE INSURANCE CO.;
Account No. [______________]
Reference:  PPN  and Prin.: $_____ ; Int.: $_____

Notices
All notices of payment, audit confirmations and related correspondence to:

The Variable Annuity Life Insurance Company (260735)
c/o AIG Asset Management
2929 Allen Parkway, Suite A36-04
Houston, Texas  77019-2155
Attn:  Private Placements - Portfolio Operations
Fax:  (713) 831-1072 OR
Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

The Variable Annuity Life Insurance Company (260735)
c/o The Bank of New York
Attn:  P & I Department
Fax Number:  (718) 315-3076

Notices with respect to compliance reporting information to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas  77019-2155
Attention:  Private Placements - Compliance
Email: complianceprivateplacements@aig.com

Schedule A
(to Note Purchase Agreement)

Note:  Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery Instructions:

The Bank of New York Mellon
One Wall Street – 3rd Floor / Window A
New York, N.Y.  10286
Attn:  Sammy Yankanah, Phone:  (212) 635-7077
Account Name:  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
Account Number:  [______________]

Name of Nominee in which Notes are to be issued:  HARE & CO.

Taxpayer I.D. Number for HARE & CO.:  13-6062916
Taxpayer I.D. Number for The Variable Annuity Life Insurance Company:  74-1625348

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Lexington Insurance Company c/o AIG Asset Management (U.S.), LLC 2929 Allen Parkway, Suite A36-01 Houston, Texas 77019	A	$17,187,500

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A, due November 9, 2018, PPN 45865V A*1, principal, premium or interest”) to:

Mellon Trust of New England
ABA # 011-001-234
DDA # [______________]
For Further Credit to:  LEXINGTON INSURANCE CO.;  Account No:  [____________]
Reference:  PPN and Prin.: $______; Int.: $______

Notices
All notices of payment, audit confirmations and related correspondence to:

Lexington Insurance Company (AGIF30L9082)
c/o AIG Asset Management
2929 Allen Parkway, Suite A36-04
Houston, Texas  77019-2155
Attn:  Private Placements - Portfolio Operations
Fax:  (713) 831-1072 OR
Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

Lexington Insurance Company (AGIF30L9082)
c/o Mellon Trust of New England
Fax:  (412) 236-7797

Notices with respect to compliance reporting information to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas  77019-2155
Attention:  Private Placements - Compliance
Email: complianceprivateplacements@aig.com

Note:  Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery Instructions:

Mellon Securities Trust Company
One Wall Street; 3rd Floor / Receive Window C
New York, N.Y.  10286
Attention:  Mike Visone
Account Name:  LEXINGTON INSURANCE COMPANY
Account Number:  [______________]
Contact:  Scott Fath, Phone:  (412) 234-6279

Name of Nominee in which Notes are to be issued:  MAC & CO.

Taxpayer I.D. Number for MAC & CO. :  25-1536944
Taxpayer I.D. Number for Lexington Insurance Company:  25-1149494

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
United Guaranty Residential Insurance Company c/o AIG Asset Management (U.S.), LLC 2929 Allen Parkway, Suite A36-01 Houston, Texas 77019	A	$3,437,500

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A, due November 9, 2018, PPN 45865V A*1, principal, premium or interest”) to:

The Bank of New York Mellon
ABA # 021-000-018
Account Name:  BNYM Income
Account Number:  [______________]
Reference:  PPN and Prin.: $______; Int.: $______

Notices
All notices of payment, audit confirmations and related correspondence to:

United Guaranty Residential Insurance Company (1028783566)
c/o AIG Asset Management
2929 Allen Parkway, Suite A36-04
Houston, Texas  77019-2155
Attn:  Private Placements - Portfolio Operations
Fax:  (713) 831-1072 OR
Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

United Guaranty Residential Insurance Company (1028783566)
c/o U.S. Bank N.A.
Fax:  Lisa Nadel (202) 261-0810

Notices with respect to compliance reporting information to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas  77019-2155
Attention:  Private Placements - Compliance
Email: complianceprivateplacements@aig.com

Note:  Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery Instructions:

The Bank of New York Mellon
One Wall Street - 3rd Floor / Window A
New York, N.Y.  10286
For account:  U.S. Bank N.A. # [______________]

Name of Nominee in which Notes are to be issued:  HARE & CO.

Taxpayer I.D. Number for HARE & CO. :  13-6062916
Taxpayer I.D. Number for United Guaranty Residential Insurance Company:  42-0885398

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Western National Life Insurance Company c/o AIG Asset Management (U.S.), LLC 2929 Allen Parkway, Suite A36-01 Houston, Texas 77019	B	$25,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.69% Senior Notes, Tranche B, due November 9, 2021, PPN 45865V A@9, principal, premium or interest”) to:

The Bank of New York Mellon
ABA #  021-000-018
Account Number:  [______________]
For Further Credit to:  WESTERN NATIONAL LIFE INSURANCE CO.;
Account No.  [______________]
Reference:  PPN  and Prin.: $_____ ; Int.: $_____

Notices
All notices of payment, audit confirmations and related correspondence to:

Western National Life Insurance Company (260638)
c/o AIG Asset Management
2929 Allen Parkway, Suite A36-04
Houston, Texas  77019-2155
Attn:  Private Placements - Portfolio Operations
Fax:  (713) 831-1072 OR
Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

Western National Life Insurance Company (260638)
c/o The Bank of New York Mellon
Attn:  P & I Department; Fax:  (718) 315-3076

Notices with respect to compliance reporting information to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas  77019-2155
Attention:  Private Placements - Compliance
Email: complianceprivateplacements@aig.com

Note:  Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery Instructions:

The Bank of New York Mellon
One Wall Street – 3rd Floor / Window A
New York, N.Y.  10286
Attention:  Sammy Yankanah, Phone:  (212) 635-7077
Account Name:  WESTERN NATIONAL LIFE INSURANCE COMPANY
Account Number:  [______________]

Name of Nominee in which Notes are to be issued:  HARE & CO.

Taxpayer I.D. Number for HARE & CO. :  13-6062916
Taxpayer I.D. Number for Western National Life Insurance Company:  75-0770838

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
National Union Fire Insurance Company of Pittsburgh, PA c/o AIG Asset Management (U.S.), LLC 2929 Allen Parkway, Suite A36-01 Houston, Texas 77019	B	$17,187,500

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.69% Senior Notes, Tranche B, due November 9, 2021, PPN 45865V A@9, principal, premium or interest”) to:

Mellon Trust of New England
ABA #  011-001-234
DDA #  [______________]
For Further Credit to:  NATIONAL UNION FIRE INS. CO. OF PITTSBURGH, PA
Account No:  [______________]
Reference:  PPN  and Prin.: $______; Int.: $______

Notices
All notices of payment, audit confirmations and related correspondence to:

National Union Fire Insurance Co. of Pittsburgh, PA (AGIF30L8262)
c/o AIG Asset Management
2929 Allen Parkway, Suite A36-04
Houston, Texas  77019-2155
Attn:  Private Placements - Portfolio Operations
Fax:  (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

National Union Fire Insurance Co. of Pittsburgh, PA (AGIF30L8262)
c/o Mellon Trust of New England
Fax:  (412) 236-7797

Notices with respect to compliance reporting information to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas  77019-2155
Attention:  Private Placements - Compliance
Email: complianceprivateplacements@aig.com

Note:  Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery Instructions:

Mellon Securities Trust Company
One Wall Street; 3rd Floor / Receive Window C
New York, N.Y.  10286
Attention:  Mike Visone
Account Name:  NATIONAL UNION FIRE INSURANCE CO. OF PITTSBURGH, PA
Account Number:  [______________]
Contact:  Scott Fath, Phone:  (412) 234-6279

Name of Nominee in which Notes are to be issued:  MAC & CO.

Taxpayer I.D. Number for MAC & CO.:  25-1536944
Tax I.D. Number for National Union Fire Insurance Company of Pittsburgh, PA:  25-0687550

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
First SunAmerica Life Insurance Company c/o AIG Asset Management (U.S.), LLC 2929 Allen Parkway, Suite A36-01 Houston, Texas 77019	B	$9,375,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.69% Senior Notes, Tranche B, due November 9, 2021, PPN 45865V A@9, principal, premium or interest”) to:

The Bank of New York Mellon
ABA # 021-000-018
Account Number:  [______________]
For Further Credit to:  FIRST SUNAMERICA LIFE INSURANCE CO.;
Account No.  [______________]
Reference:  PPN  and Prin.: $_____ ; Int.: $_____

Notices
All notices of payment, audit confirmations and related correspondence to:

First SunAmerica Life Insurance Company (113617)
c/o AIG Asset Management
2929 Allen Parkway, Suite A36-04
Houston, Texas  77019-2155
Attn:  Private Placements - Portfolio Operations
Fax:  (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

First SunAmerica Life Insurance Company (113617)
c/o The Bank of New York Mellon
Attn:  P & I Department; Fax:  (718) 315-3076

Notices with respect to compliance reporting information to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas  77019-2155
Attention:  Private Placements - Compliance
Email: complianceprivateplacements@aig.com

Note:  Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery Instructions:

The Bank of New York Mellon
One Wall Street – 3rd Floor / Window A
New York, N.Y.  10286
Attn:  Sammy Yankanah, Phone:  (212) 635-7077
Account Name:  FIRST SUNAMERICA LIFE INSURANCE COMPANY
Account Number:  [______________]

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for HARE & CO.:  13-6062916
Taxpayer I.D. Number for First SunAmerica Life Insurance Company:  06-0992729

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
United Guaranty Residential Insurance Company c/o AIG Asset Management (U.S.), LLC 2929 Allen Parkway, Suite A36-01 Houston, Texas 77019	B	$3,437,500

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.69% Senior Notes, Tranche B, due November 9, 2021, PPN 45865V A@9, principal, premium or interest”) to:

The Bank of New York Mellon
ABA # 021-000-018
Account Name:  BNYM Income
Account Number:  [______________]
Reference:  PPN and Prin.: $______; Int.: $______

Notices
All notices of payment, audit confirmations and related correspondence to:

United Guaranty Residential Insurance Company (1028783566)
c/o AIG Asset Management
2929 Allen Parkway, Suite A36-04
Houston, Texas  77019-2155
Attn:  Private Placements - Portfolio Operations
Fax:  (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

United Guaranty Residential Insurance Company (1028783566)
c/o U.S. Bank N.A.
Fax:  Lisa Nadel (202) 261-0810

Notices with respect to compliance reporting information to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas  77019-2155
Attention:  Private Placements - Compliance
Email: complianceprivateplacements@aig.com

Note:  Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery Instructions:

The Bank of New York Mellon
One Wall Street - 3rd Floor / Window A
New York, N.Y.  10286
For account:  U.S. Bank N.A. # [______________]

Name of Nominee in which Notes are to be issued:  HARE & CO.

Taxpayer I.D. Number for HARE & CO.:  13-6062916
Taxpayer I.D. Number for United Guaranty Residential Insurance Company:  42-0885398

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Securities Department Email: privateinvest@northwesternmutual.com	A B	$22,000,000 $48,000,000

Payments
All payments by wire or intrabank transfer of immediately available funds to:

US Bank
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

For the account of:

Northwestern Mutual Life
Account No. [______________]

with sufficient information to identify the source of the transfer, the amount of interest, principal or premium, the series of Notes and PPN

Notices
All notices of payments and written confirmations of such wire transfers:

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI  53202
Attention:  Investment Operations
Email:  privates@northwesternmutual.com

All other communications to be addressed as first provided above.

Physical Delivery

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI  53202
Attention:  Matthew E. Gabrys

Name of Nominee in which Notes are to be issued:  None

Tax Identification Number:  39-0509570

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Teachers Insurance and Annuity Association of America 8500 Andrew Carnegie Boulevard Charlotte, North Carolina 28262	A B	$12,000,000 $43,000,000

Payments
All payments on or in respect of the Notes shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

JPMorgan Chase Bank, N.A.
ABA #021-000-021
Account Number:  [______________]
Account Name:  TIAA
For Further Credit to Account Number: [______________]
Reference:  Name of Issuer:  IntercontinentalExchange, Inc.,
Tranche A Notes:  PPN 45865V A*1, Maturity Date:  November 9, 2018 /Interest Rate: 4.13% /P&I Breakdown
Tranche B Notes:  PPN 45865V A@9, Maturity Date:  November 9, 2021 /Interest Rate: 4.69% /P&I Breakdown

Payment Notices
All notices with respect to payments and prepayments of the Notes shall be sent to:

Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017-3206
Attention:  Securities Accounting Division
Telephone:  (212) 916-5504
Telecopy:  (212) 916-4699

with a copy to:

JPMorgan Chase Bank, N.A.
P.O. Box 35308
Newark, New Jersey 07101

and to:

Teachers Insurance and Annuity Association of America
8500 Andrew Carnegie Boulevard
Charlotte, North Carolina 28262
Attention: Global Private Markets
Telephone: (704) 988-4349 (Ho Young Lee); (704) 988-1000 (General Number)
Facsimile: (704) 988-4916
Email: hlee@tiaa-cref.org

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Notes, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

Notices and Communications
All notices and communications, including notices with respect to payments and prepayments, shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America
8500 Andrew Carnegie Blvd.
Charlotte, North Carolina 28263
Attention:  Global Private Markets
Telephone:	(704) 988-4349 (Ho Young Lee)
(704) 988-1000 (General Number)
Facsimile:	(704) 988-4916
Email:	hlee@tiaa-cref.org

Physical Delivery Instructions:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
3rd Floor
Brooklyn, New York 11245-0001
Attention:  Physical Receive Department
For TIAA A/C #[______________]

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-1624203

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
The Lincoln National Life Insurance Company
c/o Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, Pennsylvania  19103
Attention:  Fixed Income Private Placements
Telefacsimile:  (215) 255-1654
	A A A A A A	$7,000,000 $5,000,000 $5,000,000 $2,000,000 $2,000,000 $1,000,000
	B B B	$5,000,000 $5,000,000 $3,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each Tranche A payment as “IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A, due November 9, 2018, PPN 45865V A*1, principal, premium or interest”) or (identifying each Tranche B payment as “IntercontinentalExchange, Inc., 4.69% Senior Notes, Tranche B, due November 9, 2021, PPN 45865V A@9, principal, premium or interest”) to:

The Bank of New York Mellon
One Wall Street, New York, New York 10286
ABA #021000018
BNF Account #:  [______________]
Attention:  The Bank of New York Mellon Private Placement P & I Dept.
Further Credit:  The Lincoln National Life Insurance Company
Ref:  PPN/CUSIP# / SECURITY DESC / PAYT REASON

For Further Credit Account Numbers Listed Below:

Note Amount	Tranche	Lincoln Account Name	Custody Number
$7,000,000	A	The Lincoln National Life Insurance Company—Seg 76	215736
$5,000,000	A	The Lincoln National Life Insurance Company—Seg 66	215733
$5,000,000	A	The Lincoln National Life Insurance Company—Seg 65	215732
$2,000,000	A	The Lincoln National Life Insurance Company—Seg 74	215768
$2,000,000	A	The Lincoln National Life Insurance Company—Seg 74T	215792
$1,000,000	A	The Lincoln National Life Insurance Company—Seg 46	215726
$5,000,000	B	The Lincoln National Life Insurance Company—Seg 16	216625
$5,000,000	B	The Lincoln National Life Insurance Company—Seg 76	215736
$3,000,000	B	The Lincoln National Life Insurance Company—Seg 65	215732

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, Pennsylvania  19103
Attention:  Fixed Income Private Placements
Private Placement Fax:  (215) 255-1654

With notices of PAYMENT ONLY:

Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, Indiana  46802
Attention:  K. Estep — Investment Accounting
 Investment Accounting Fax:  (260) 455-2622

and

The Bank of New York Mellon
P. O. Box 19266
Newark, New Jersey  07195
Attention:  Private Placement P&I Department
Reference:  Account Name and PPN/Cusip Number

Physical Delivery Instructions:

The Bank of New York Mellon
Attn:  Free Receive Department
Contact Person:  Arnold Musella (Telephone: (212) 635-1917)
One Wall Street, 3rd Floor
New York, NY 10286
(in cover letter reference Note amount, acct name, and custody acct #)

Please fax a copy of cover letter to:  Karen Costa—The Bank of New York Mellon
Fax #:  (315) 414-5017
with a copy to:

Lincoln Financial Group
Attn:  Marilyn Smith
100 North Greene Street
Greensboro, NC 27401
Marilyn.Smith@lfg.com

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  35-0472300

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Lincoln Life & Annuity Company of New York c/o Delaware Investment Advisers 2005 Market Street, Mail Stop 41-104 Philadelphia, Pennsylvania 19103 Attention: Fixed Income Private Placements Telefacsimile: (215) 255-1654	A	$3,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A, due November 9, 2018, PPN 45865V A*1, principal, premium or interest”) to:

The Bank of New York Mellon
One Wall Street, New York, New York 10286
ABA #021000018
BNF Account #:  [______________]
Attention:  The Bank of New York Mellon Private Placement P & I Dept.
Further Credit:  Lincoln Life & Annuity Company of New York
Ref:  PPN/CUSIP# / SECURITY DESC / PAYT REASON

For Further Credit Account Numbers Listed Below:

Note Amount	Tranche	Lincoln Account Name	Custody Number
$3,000,000	A	Lincoln Life & Annuity Company of New York—Seg JPLA662790	186236

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, Pennsylvania  19103
Attention:  Fixed Income Private Placements
Private Placement Fax:  (215) 255-1654

With notices of PAYMENT ONLY:

Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, Indiana  46802
Attention:  K. Estep — Investment Accounting
 Investment Accounting Fax:  (260) 455-2622

and

The Bank of New York Mellon
P. O. Box 19266
Newark, New Jersey  07195
Attention:  Private Placement P&I Department
Reference:  Account Name and PPN/Cusip Number

Physical Delivery Instructions:

The Bank of New York Mellon
Attn:  Free Receive Department
Contact Person:  Arnold Musella (Telephone: (212) 635-1917)
One Wall Street, 3rd Floor
New York, NY 10286
(in cover letter reference Note amount, acct name, and custody acct #)

Please fax a copy of cover letter to:  Karen Costa—The Bank of New York Mellon
Fax #:  (315) 414-5017
with a copy to:

Lincoln Financial Group
Attn:  Marilyn Smith
100 North Greene Street
Greensboro, NC 27401
Marilyn.Smith@lfg.com

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  22-0832760

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Lincoln Life & Annuity Company of New York c/o Delaware Investment Advisers 2005 Market Street, Mail Stop 41-104 Philadelphia, Pennsylvania 19103 Attention: Fixed Income Private Placements Telefacsimile: (215) 255-1654	B	$2,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.69% Senior Notes, Tranche B due November 9, 2021, PPN 45865V A@9, principal, premium or interest”) to:

NORTHERN CHGO/Trust (via Fed Wire)
801 South Canal St., Chicago, IL  60607
ABA #:  071000152
Credit A/C #:  [______________]
Attn:  Northern Trust Income Dept
For Further Credit:  Lincoln Life & Annuity Company of New York
Ref:  PPN/CUSIP# / SECURITY DESC / PAYT REASON

For Further Credit Account Numbers Listed Below:

Note Amount	Tranche	Lincoln Account Name	Custody Number
$3,000,000	B	Lincoln Life & Annuity Company of New York—Seg 1166	2624509

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, Pennsylvania  19103
Attention:  Fixed Income Private Placements
Private Placement Fax:  (215) 255-1654

With notices of PAYMENT ONLY:

Lincoln Financial Group
1300 South Clinton Street, Mail Stop 2H-17
Fort Wayne, Indiana  46802
Attention:  K. Estep — Investment Accounting
 Investment Accounting Fax:  (260) 455-2622

and

The Northern Trust Company
801 South Canal Street
Income Collections C-4S
Attention:  Viola Nash / Oscell Owens
Chicago, IL 60607
Fax: 312-630-8179
Reference:  Account Name and PPN/Cusip Number

Physical Delivery Instructions:

The Northern Trust Company
Attn:  Wanda Leshone Ross (Telephone 312-557-9507)
Trade Securities Processing
C1N
801 South Canal Street
Chicago, IL 60607
(in cover letter reference Note amount, acct name, and custody acct #)

with a copy to:

Lincoln Financial Group
Attn:  Marilyn Smith
100 North Greene Street
Greensboro, NC 27401
Marilyn.Smith@lfg.com

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  22-0832760

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Aviva Life and Annuity Company c/o Aviva Investors North America, Inc. 215 10th Street, Suite 1000 Des Moines, IA 50309	A B	$13,000,000 $9,000,000

Payments
All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York
New York, New York
ABA #021000018
Credit A/C# [______________]
A/C Name:  Institutional Custody Insurance Division
Custody Account Name:  Aviva Life and Annuity Co-Annuity
Custody Account Number:  010048

Reference:
IntercontinentalExchange, Inc., Tranche A Notes, PPN 45865V A*1,  Interest Rate: 4.13%, due November 9, 2018, and Application (as among principal, make-whole and interest) of the payment being made.
IntercontinentalExchange, Inc., Tranche B Notes, PPN 45865V A@9, Interest Rate: 4.69%, due November 9, 2021, and Application (as among principal, make-whole and interest) of the payment being made.

Notices
All notices and communications, including Financials, Compliance and Requests to be addressed:

Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
Attention:  Private Fixed Income Dept.
215 10th Street, Suite 1000
Des Moines, IA 50309
Preferred Remittance:  privateplacements@avivainvestors.com

Physical Delivery Instructions:

The Bank of New York
One Wall Street, 3rd Floor
Window A
New York, New York 10286
FAO:  Aviva Life and Annuity Co-Annuity, A/C #010048

Name of Nominee in which Bonds are to be issued:  HARE & CO.

Taxpayer I.D. Number for Aviva Life and Annuity Company: 42-0175020
Taxpayer I.D. Number for Hare & Co.: 13-6062916

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Aviva Life and Annuity Company c/o Aviva Investors North America, Inc. 215 10th Street, Suite 1000 Des Moines, IA 50309	A B	$4,000,000 $4,000,000

Payments
All payments on or in respect of the Bonds to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York
New York, New York
ABA #021000018
Credit A/C# [______________]
A/C Name:  ALAC - Private FI
Custody Account Name:  ALAC - Private FI
Custody Account Number:  447702

Reference:
IntercontinentalExchange, Inc., Tranche A Notes, PPN 45865V A*1,  Interest Rate: 4.13%, due November 9, 2018, and Application (as among principal, make-whole and interest) of the payment being made.
IntercontinentalExchange, Inc., Tranche B Notes, PPN 45865V A@9, Interest Rate: 4.69%, due November 9, 2021, and Application (as among principal, make-whole and interest) of the payment being made.

Notices
All notices and communications, including Financials, Compliance and Requests to be addressed:

Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
Attention:  Private Fixed Income Dept.
215 10th Street, Suite 1000
Des Moines, IA 50309
Preferred Remittance:  privateplacements@avivainvestors.com

Physical Delivery Instructions:
The Bank of New York
One Wall Street, 3rd Floor
Window A
New York, New York 10286
FAO:  ALAC - Private FI, A/C #447702

Name of Nominee in which Bonds are to be issued:  HARE & CO.

Taxpayer I.D. Number for Aviva Life and Annuity Company: 42-0175020
Taxpayer I.D. Number for Hare & Co.: 13-6062916

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Transamerica Life Insurance Company c/o AEGON USA Investment Management, LLC Attention: Director of Private Placements MS 5335 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-5335 Phone: (319) 355-2432 Fax: (319) 355-2666	A	$8,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A, due November 9, 2018, PPN 45865V A*1, principal, premium or interest”) to:

Citibank, N.A.
111 Wall Street
New York, NY  10043
ABA #021000089
DDA #[______________]
Custody Account No. 204375
FC TLIC  FMDV 07
REFERENCE:  CUSIP/PPN, PRINCIPAL & INTEREST ALLOCATION

Notices
All notices and confirmation of Payment information with respect of the Notes should be sent to:
Email:  paymentnotifications@aegonusa.com
AEGON USA Investment Management, LLC
Attention: Custody Operations-Privates MS 5335
4333 Edgewood Road N.E.
Cedar Rapids, Iowa  52499-5335

All other notices and communications (including financial statement and reporting) to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC
Attention:  Director of Private Placements
400 West Market Street, 10th Floor
Louisville, Kentucky  40202
Phone:  (502) 560-2769
Fax:  (502) 560-2030

Legal / Closing Documents to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC
Attn: Paul Houk, Esquire
Investment Legal Department
400 West Market Street, 10th Floor
Louisville, KY 40202

Physical Delivery Instructions:

Send an executed copy of the Note via email to: INVCustodyTeam@AEGONUSA.com
Physical Delivery instructions will follow from Custodian Bank.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  39-0989781

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Western Reserve Life Assurance Co. of Ohio c/o AEGON USA Investment Management, LLC Attention: Director of Private Placements MS 5335 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-5335 Phone: (319) 355-2432 Fax: (319) 355-2666	A	$2,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A, due November 9, 2018, PPN 45865V A*1, principal, premium or interest”) to:

Citibank, N.A.
111 Wall Street
New York, NY  10043
ABA #021000089
DDA #[______________]
Custody Account No. 851252
FC WRL FMD5 09
REFERENCE:  CUSIP/PPN, PRINCIPAL & INTEREST ALLOCATION

Notices
All notices and confirmation of Payment information with respect of the Notes should be sent to:
Email:  paymentnotifications@aegonusa.com
AEGON USA Investment Management, LLC
Attention: Custody Operations-Privates MS 5335
4333 Edgewood Road N.E.
Cedar Rapids, Iowa  52499-5335

All other notices and communications (including financial statement and reporting) to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC
Attention:  Director of Private Placements
400 West Market Street, 10th Floor
Louisville, Kentucky  40202
Phone:  (502) 560-2769
Fax:  (502) 560-2030

Legal / Closing Documents to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC
Attn: Paul Houk, Esquire
Investment Legal Department
400 West Market Street, 10th Floor
Louisville, KY 40202

Physical Delivery Instructions:

Send an executed copy of the Note via email to: INVCustodyTeam@AEGONUSA.com
Physical Delivery instructions will follow from Custodian Bank.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  43-1162657

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Transamerica Advisors Life Insurance Company of New York c/o AEGON USA Investment Management, LLC Attention: Director of Private Placements MS 5335 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-5335 Phone: (319) 355-2432 Fax: (319) 355-2666	A	$2,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A, due November 9, 2018, PPN 45865V A*1, principal, premium or interest”) to:

The Bank of New York Mellon
1 Wall Street
New York, NY  10286
ABA 021000018
GLA [______________]
FC MLLIC FMD5 2L - 251783
REFERENCE:  CUSIP/PPN, PRINCIPAL & INTEREST ALLOCATION

Notices
All notices and confirmation of Payment information with respect of the Notes should be sent to:
Email:  paymentnotifications@aegonusa.com
AEGON USA Investment Management, LLC
Attention: Custody Operations-Privates MS 5335
4333 Edgewood Road N.E.
Cedar Rapids, Iowa  52499-5335

All other notices and communications (including financial statement and reporting) to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC
Attention:  Director of Private Placements
400 West Market Street, 10th Floor
Louisville, Kentucky  40202
Phone:  (502) 560-2769
Fax:  (502) 560-2030

Legal / Closing Documents to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC
Attn: Paul Houk, Esquire
Investment Legal Department
400 West Market Street, 10th Floor
Louisville, KY 40202

Physical Delivery Instructions:

Send an executed copy of the Note via email to: INVCustodyTeam@AEGONUSA.com
Physical Delivery instructions will follow from Custodian Bank.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  16-1020455

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Transamerica Advisors Life Insurance Company c/o AEGON USA Investment Management, LLC Attention: Director of Private Placements MS 5335 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-5335 Phone: (319) 355-2432 Fax: (319) 355-2666	A	$2,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A, due November 9, 2018, PPN 45865V A*1, principal, premium or interest”) to:

The Bank of New York Mellon
1 Wall Street
New York, NY  10286
ABA 021000018
GLA [______________]
FC:  TALIC FMD5 1C - 251779
REFERENCE:  CUSIP/PPN, PRINCIPAL & INTEREST ALLOCATION

Notices
All notices and confirmation of Payment information with respect of the Notes should be sent to:
Email:  paymentnotifications@aegonusa.com
AEGON USA Investment Management, LLC
Attention: Custody Operations-Privates MS 5335
4333 Edgewood Road N.E.
Cedar Rapids, Iowa  52499-5335

All other notices and communications (including financial statement and reporting) to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC
Attention:  Director of Private Placements
400 West Market Street, 10th Floor
Louisville, Kentucky  40202
Phone:  (502) 560-2769
Fax:  (502) 560-2030

Legal / Closing Documents to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC
Attn: Paul Houk, Esquire
Investment Legal Department
400 West Market Street, 10th Floor
Louisville, KY 40202

Physical Delivery Instructions:

Send an executed copy of the Note via email to: INVCustodyTeam@AEGONUSA.com
Physical Delivery instructions will follow from Custodian Bank.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  91-1325756

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Transamerica Life (Bermuda) Ltd c/o AEGON USA Investment Management, LLC Attention: Director of Private Placements MS 5335 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-5335 Phone: (319) 355-2432 Fax: (319) 355-2666	B	$4,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.69% Senior Notes, Tranche B due November 9, 2021, PPN 45865V A@9, principal, premium or interest”) to:

Citibank London
SWIFT:  CITIGB2L
Account Name:  TLB LPGF 1B SING OIF USD
Account Number:  [______________]
IBAN GB19 CITI 1850 0811 4150 26
For Further Credit to: 6011415042-LPGF 1B

REFERENCE:  CUSIP/PPN, PRINCIPAL & INTEREST ALLOCATION

Notices
All notices and confirmation of Payment information with respect of the Notes should be sent to:
Email:  paymentnotifications@aegonusa.com
AEGON USA Investment Management, LLC
Attention: Custody Operations-Privates MS 5335
4333 Edgewood Road N.E.
Cedar Rapids, Iowa  52499-5335

All other notices and communications (including financial statement and reporting) to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC
Attention:  Director of Private Placements
400 West Market Street, 10th Floor
Louisville, Kentucky  40202
Phone:  (502) 560-2769
Fax:  (502) 560-2030

Legal / Closing Documents to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC
Attn: Paul Houk, Esquire
Investment Legal Department
400 West Market Street, 10th Floor
Louisville, KY 40202

Physical Delivery Instructions:

Send an executed copy of the Note via email to: INVCustodyTeam@AEGONUSA.com
Physical Delivery instructions will follow from Custodian Bank.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  98-0481010

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Transamerica Life Insurance Company c/o AEGON USA Investment Management, LLC Attention: Director of Private Placements MS 5335 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-5335 Phone: (319) 355-2432 Fax: (319) 355-2666	B	$4,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.69% Senior Notes, Tranche B due November 9, 2021, PPN 45865V A@9, principal, premium or interest”) to:

Citibank, N.A.
111 Wall Street
New York, NY  10043
ABA #021000089
DDA #[______________]
Custody Account No. 851288
FC TLIC  FMD3 07
REFERENCE:  CUSIP/PPN, PRINCIPAL & INTEREST ALLOCATION

Notices
All notices and confirmation of Payment information with respect of the Notes should be sent to:
Email:  paymentnotifications@aegonusa.com
AEGON USA Investment Management, LLC
Attention: Custody Operations-Privates MS 5335
4333 Edgewood Road N.E.
Cedar Rapids, Iowa  52499-5335

All other notices and communications (including financial statement and reporting) to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC
Attention:  Director of Private Placements
400 West Market Street, 10th Floor
Louisville, Kentucky  40202
Phone:  (502) 560-2769
Fax:  (502) 560-2030

Legal / Closing Documents to be addressed as first provided above with a copy to:

AEGON USA Investment Management, LLC
Attn: Paul Houk, Esquire
Investment Legal Department
400 West Market Street, 10th Floor
Louisville, KY 40202

Physical Delivery Instructions:

Send an executed copy of the Note via email to: INVCustodyTeam@AEGONUSA.com
Physical Delivery instructions will follow from Custodian Bank.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  39-0989781

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Connecticut General Life Insurance Company c/o CIGNA Investments, Inc. Attention: Fixed Income Securities Wilde Building, A5PRI 900 Cottage Grove Road Bloomfield, Connecticut 06002 Fax: 860-226-8400	A A A A A A B	$2,000,000 $1,000,000 $1,000,000 $1,000,000 $1,000,000 $1,000,000 $2,000,000

Payments
All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

J.P. Morgan Chase Bank
BNF=CIGNA Private Placements/AC=[______________]
ABA #021000021
OBI=IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A, due November 9, 2018, PPN 45865V A*1; or
OBI=IntercontinentalExchange, Inc., 4.69% Senior Notes, Tranche B, due November 9, 2021, PPN 45865V A@9

Address for Notices Related to Payments:

CIG & Co.
c/o CIGNA Investments, Inc.
Attention:  Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Road
Bloomfield, Connecticut  06002
Fax:  860-226-8400

with a copy to:

J.P. Morgan Chase Bank
14201 Dallas Parkway, 12th Floor
Dallas, Texas  75254-2916
Attention: Rudy Paredes, Mail Code TX1-J222
Phone:  469-477-1960
Fax:  469-477-1904

All other notices to be addressed as first provided above.

Physical Delivery Instructions:

J.P. Morgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attn:  Physical Receive Department (718) 242-0264

Name of Nominee in which Notes are to be issued:  CIG & Co.

Taxpayer I.D. Number for CIG & Co.:  13-3574027

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Life Insurance Company of North America c/o CIGNA Investments, Inc. Attention: Fixed Income Securities Wilde Building, A5PRI 900 Cottage Grove Road Bloomfield, Connecticut 06002 Fax: 860-226-8400	A B	$2,000,000 $3,000,000

Payments
All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

J.P. Morgan Chase Bank
BNF=CIGNA Private Placements/AC=[______________]
ABA #021000021
OBI=IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A, due November 9, 2018, PPN 45865V A*1; or
OBI=IntercontinentalExchange, Inc., 4.69% Senior Notes, Tranche B, due November 9, 2021, PPN 45865V A@9

Address for Notices Related to Payments:

CIG & Co.
c/o CIGNA Investments, Inc.
Attention:  Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Road
Bloomfield, Connecticut  06002
Fax:  860-226-8400

with a copy to:

J.P. Morgan Chase Bank
14201 Dallas Parkway, 12th Floor
Dallas, Texas  75254-2916
Attention: Rudy Paredes, Mail Code TX1-J222
Phone:  469-477-1960
Fax:  469-477-1904

All other notices to be addressed as first provided above.

Physical Delivery Instructions:

J.P. Morgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attn:  Physical Receive Department (718) 242-0264

Name of Nominee in which Notes are to be issued:  CIG & Co.

Taxpayer I.D. Number for CIG & Co.:  13-3574027

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
CIGNA Health and Life Insurance Company c/o CIGNA Investments, Inc. Attention: Fixed Income Securities Wilde Building, A5PRI 900 Cottage Grove Road Bloomfield, Connecticut 06002 Fax: 860-226-8400	B	$4,000,000

Payments
All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

J.P. Morgan Chase Bank
BNF=CIGNA Private Placements/AC=[______________]
ABA #021000021
OBI=IntercontinentalExchange, Inc., 4.69% Senior Notes, Tranche B due November 9, 2021, PPN 45865V A@9

Address for Notices Related to Payments:

CIG & Co.
c/o CIGNA Investments, Inc.
Attention:  Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Road
Bloomfield, Connecticut  06002
Fax:  860-226-8400

with a copy to:

J.P. Morgan Chase Bank
14201 Dallas Parkway, 12th Floor
Dallas, Texas  75254-2916
Attention: Rudy Paredes, Mail Code TX1-J222
Phone:  469-477-1960
Fax:  469-477-1904

All other notices to be addressed as first provided above.

Physical Delivery Instructions:

J.P. Morgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attn:  Physical Receive Department (718) 242-0264

Name of Nominee in which Notes are to be issued:  CIG & Co.

Taxpayer I.D. Number for CIG & Co.:  13-3574027

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Great-West Life & Annuity Insurance Company 8515 East Orchard Road, 3T2 Greenwood Village, CO 80111 Attn: Investments Division	A	$18,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A, due November 9, 2018, PPN 45865V A*1, principal, premium or interest”) to:

The Bank of New York Mellon
ABA No.:  021-000-018
BNF Account No.:  [______________]
Further Credit To:  Great-West Life/Acct No. [______________]

Reference:  1) security description (including PPN)
2) allocation of payment between principal and interest
3) confirmation of principal balance

Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

Great-West Life & Annuity Insurance Company
8515 East Orchard Road, 3T2
Greenwood Village, CO 80111
Attn:  Investments Division
Fax:  (303) 737-6193

Physical Delivery Instructions:

The Bank of New York Mellon
3rd Floor, Window A
One Wall Street
New York, New York 10286
Attn:  Receive/Deliver Dept (Great-West Life/Acct No. [______________])

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  84-0467907

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Western-Southern Life Assurance Company c/o Fort Washington Investment Advisors Suite 1200-Private Placements 303 Broadway Cincinnati, Ohio 45202 Email: privateplacements@fortwashington.com	A	$6,650,000

Payments
All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds to:

The Bank of New York Mellon
ABA# 021000018
BNF: [______________]
Attn: PP P&I Department
Ref: Bank # 952623/PPN 45865V A*1

Notices
All notices with respect to payments and written confirmation of each such payment, to be addressed:

Western-Southern Life Assurance Company
400 Broadway, Mail Station 80
Cincinnati, Ohio 45202-3341
invacctg@wslife.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: privateplacements@fortwashington.com.

Physical Delivery Instructions:

The Bank of New York Mellon
One Wall Street
3rd Floor, Window A
New York, NY  10286
Attn:  Ada Casiano (212-635-9121)
Ref: A/C #952623 Western-Southern Life Assurance Company

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number for Hare & Co.:  13-6062616

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
National Interstate Insurance Company 127 Public Square, 14th Floor Cleveland, Ohio 44114 Attention: Joseph Smith	A	$2,350,000

Payments
All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds to:

KeyBank National Association, Cleveland
ABA# 041001039
BNF: ACCT# [______________] Cash Accounting
OBI: National Interstate Custody, 20-20-200-0540600
BBI Joseph Smith
Ref: PPN 45865V A*1

Notices
All notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Physical Delivery Instructions:

National Interstate Insurance Company
127 Public Square, 14th Floor
Cleveland, Ohio 44114
Attention:  Joseph Smith

Name of Nominee in which Notes are to be issued:  Key Bank N.A. as custodian for National Interstate Insurance Company

Taxpayer I.D. Number:  34-1607395

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Integrity Life Insurance Company c/o Fort Washington Investment Advisors Suite 1200-Private Placements 303 Broadway Cincinnati, Ohio 45202 Email: privateplacements@fortwashington.com	A	$2,000,000

Payments
All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds to:

The Bank of New York Mellon
ABA #021000018
BNF:  [______________]
Attn:  PP P&I Department
Ref:  Bank # 952701/PPN 45865V A*1

Notices
All notices with respect to payments and written confirmation of each such payment, to be addressed:

Integrity Life Insurance Company
400 Broadway, Mail Station 80
Cincinnati, Ohio 45202-3341
invacctg@wslife.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: privateplacements@fortwashington.com.

Physical Delivery Instructions:

The Bank of New York Mellon
One Wall Street
3rd Floor, Window A
New York, New York  10286
Attn:  Ada Casiano (212-635-9121)
Ref: A/C #952701 Integrity Life Insurance Company

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number for Hare & Co.:  13-6062616

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
The Lafayette Life Insurance Company c/o Fort Washington Investment Advisors Suite 1200-Private Placements 303 Broadway Cincinnati, Ohio 45202 Email: privateplacements@fortwashington.com	A	$2,000,000

Payments
All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds to:

The Bank of New York Mellon
ABA #021000018
BNF:  [______________]
Attn:  PP P&I Department
Ref:  Bank # 205724/PPN 45865V A*1

Notices
All notices with respect to payments and written confirmation of each such payment, to be addressed:

Lafayette Life Insurance Company
400 Broadway, Mail Station 80
Cincinnati, Ohio 45202-3341
invacctg@wslife.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: privateplacements@fortwashington.com.

Physical Delivery Instructions:

The Bank of New York Mellon
One Wall Street
3rd Floor, Window A
New York, New York  10286
Attn:  Ada Casiano (212-635-9121)
Ref: A/C #205724/Lafayette Life Insurance Company

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number for Hare & Co.:  13-6062616

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Columbus Life Insurance Company c/o Fort Washington Investment Advisors Suite 1200-Private Placements 303 Broadway Cincinnati, Ohio 45202 Email: privateplacements@fortwashington.com	A	$1,000,000

Payments
All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds to:

The Bank of New York Mellon
ABA #021000018
BNF:  [______________]
Attn:  PP P&I Department
Ref:  Bank # 067067/PPN 45865V A*1

Notices
All notices with respect to payments and written confirmation of each such payment, to be addressed:

Columbus Life Insurance Company
400 Broadway, Mail Station 80
Cincinnati, Ohio 45202-3302
invacctg@wslife.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: privateplacements@fortwashington.com.

Physical Delivery Instructions:

The Bank of New York Mellon
One Wall Street
3rd Floor, Window A
New York, New York  10286
Attn:  Ada Casiano (212-635-9121)
Ref: A/C #067067 Columbus Life Insurance Company

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number for Hare & Co.:  13-6062616

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Continental Casualty Company Securities Operations 333 S. Wabash – 23S Chicago, IL. 60604 investmentoperations@cna.com	A	$8,000,000

Payments
All principal, interest or Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMORGAN CHASE NYC
ABA 021-000-021
NEW YORK, NY
ACCOUNT NAME: NORTH AMERICA INSURANCE F/B/O CNA INSURANCE
CREDIT ACCOUNT : [______________]
FURTHER CREDIT : G 07400 – Continental Casualty Company

Each such wire transfer shall set forth the name of the Company, a reference to “IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A, due November 9, 2018, PPN 45865V A*1” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices
All notices with respect to payments, and written confirmation of each such payment, to be addressed as first provided above.

Physical Delivery
Continental Casualty Company
Attn: John Tsokolas
Securities Operations
333 South Wabash - 23S
Chicago, Illinois  60604

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number: 36-2114545

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
PHL Variable Insurance Company c/o Phoenix Life Insurance Company One American Row Private Placement Department H-GW-1 Hartford, CT 06102	B	$5,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.69% Senior Notes, Tranche B, due November 9, 2021, PPN 45865V A@9, principal, premium or interest”) to:

JP Morgan Chase
New York, NY
ABA 021 000 021
Account Name:  Income Processing
Account Number:  [______________]
Reference:  Phoenix Variable, G11923, Intercontinental Exchange

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

All legal notices should be addressed to:

Phoenix Life Insurance Company
One American Row
Hartford, CT  06102
Attention:  Brad Buck

Physical Delivery

Phoenix Life Insurance Company
One American Row
Hartford, CT  06102
Attention:  Brad Buck

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-1045829

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
PHL Variable Insurance Company c/o Phoenix Life Insurance Company One American Row Private Placement Department H-GW-1 Hartford, CT 06102	B	$3,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.69% Senior Notes, Tranche B, due November 9, 2021, PPN 45865V A@9, principal, premium or interest”) to:

JP Morgan Chase
New York, NY
ABA 021 000 021
Account Name:  Income Processing
Account Number:  [______________]
Reference:  Phoenix Variable, G09389, Intercontinental Exchange

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

All legal notices should be addressed to:

Phoenix Life Insurance Company
One American Row
Hartford, CT  06102
Attention:  Brad Buck

Physical Delivery

Phoenix Life Insurance Company
One American Row
Hartford, CT  06102
Attention:  Brad Buck

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-1045829

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Senior Health Insurance Company of Pennsylvania c/o Conning, Inc. One Financial Plaza, 13th Floor Hartford, Connecticut 06103-2627	A	$2,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A, due November 9, 2018, PPN 45865V A*1, principal, premium or interest”) to:

Senior Health Insurance Company of Pennsylvania
Bank of New York Mellon
One Wall Street
New York, NY 10286
ABA #021000018
Beneficiary: [______________]
Attn: PP P&I Dept.
Reference: Acct# [______________] – Sr. Health Insurance Co. of PA; CUSIP & DESCRIPTION, And Breakdown (principal/income)__________

Notices
All notices and communication should be directed to:

Senior Health Insurance Company of Pennsylvania
c/o Conning, Inc.
One Financial Plaza, 14th Floor
Hartford, Connecticut  06103-2627
Attention:  Samuel O. Otchere
Phone:  (860) 299-2262
Facsimile:  (860) 299-0262
Email:  Samuel.Otchere@Conning.com

With a copy to be addressed as first provided above to the attention of:

Attention:  Private Placement Unit
Phone:  (860) 299-2173
Facsimile:  (860) 299-2442
Email:  Conning.Documents@Conning.com

All legal notices and documentation to be addressed as first provided above and directed to:

Vi R. Smalley, 13th Floor
Senior Health Insurance Company of Pennsylvania
c/o Conning, Inc.
One Financial Plaza, 13th Floor
Hartford, Connecticut  06103-2627
Phone:  (860) 299-2054
Facsimile:  (860) 299-0054
Email:  Vi.Smalley@Conning.com

Physical Delivery Instructions:

Vi R. Smalley, 13th Floor
Senior Health Insurance Company of Pennsylvania
c/o Conning, Inc.
One Financial Plaza, 13th Floor
Hartford, Connecticut  06103-2627
Phone:  (860) 299-2054
Facsimile:  (860) 299-0054
Email:  Vi.Smalley@Conning.com

Name of Nominee in which Notes are to be issued:  HARE & CO.

Taxpayer I.D. Number:  23-0704970

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Primerica Life Insurance Company c/o Conning, Inc. One Financial Plaza, 13th Floor Hartford, Connecticut 06103-2627	A	$2,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A, due November 9, 2018, PPN 45865V A*1, principal, premium or interest”) to:

Primerica Life Insurance Company
Account No. [______________]
Account Name:  Trust Other Demand IT SSG Custody
FFC Acct Name: Primerica Life Insurance Company
FFC Acct#  [______________]
JPMorgan Chase Bank
One Chase Manhattan Plaza
New York, New York  10081
ABA No.  021000021
Reference:  CUSIP & DESCRIPTION, And Breakdown (principal/income)__________

Notices
All notices and communication should be directed to:

Primerica Life Insurance Company
c/o Conning, Inc.
One Financial Plaza, 14th Floor
Hartford, Connecticut  06103-2627
Attention:  Samuel O. Otchere
Phone:  (860) 299-2262
Facsimile:  (860) 299-0262
Email:  Samuel.Otchere@Conning.com

With a copy to be addressed as first provided above to the attention of:

Attention:  Private Placement Unit
Phone:  (860) 299-2173
Facsimile:  (860) 299-2442
Email:  Conning.Documents@Conning.com

All legal notices and documentation to be addressed as first provided above and directed to:

Vi R. Smalley, 13th Floor
Primerica Life Insurance Company
c/o Conning, Inc.
One Financial Plaza, 13th Floor
Hartford, Connecticut  06103-2627
Phone:  (860) 299-2054
Facsimile:  (860) 299-0054
Email:  Vi.Smalley@Conning.com

Physical Delivery Instructions:

Vi R. Smalley, 13th Floor
Primerica Life Insurance Company
c/o Conning, Inc.
One Financial Plaza, 13th Floor
Hartford, Connecticut  06103-2627
Phone:  (860) 299-2054
Facsimile:  (860) 299-0054
Email:  Vi.Smalley@Conning.com

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590590

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Guaranty Income Life Insurance Company 929 Government Street Baton Rouge, LA 70802 Attention: Forrest Mills, Chief Financial Officer Email: forrest@gilco.com and deana@gilco.com (if electronic delivery of notices available)	A	$1,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A due November 9, 2018, PPN 45865V A*1, principal, premium or interest”) to:

Hancock Bank of Louisiana
ABA # 065400153
DDA# [______________]
Acct# [______________]
ATTN: Vikki Hebert
Acct Name:  Guaranty Income Life Insurance Company

Notices
All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed as first written above with copies to:

Hancock Bank of Louisiana
Post Office Box 4068 (70821)
2600 Citiplace Drive, Suite 200 (70808)
Baton Rouge, Louisiana  70821
Acct # 1040001718
Acct Name:    Guaranty Income Life
Insurance Company
Attention: Vikki Hebert
Email: vikki_hebert@hancockbank.com
Phone: (225) 248-7456
and Prime Advisors, Inc. 100 Northfield Drive, 4th Floor Windsor, CT 06095 Attention: Lewis Leon SVP/Investment Accounting

All notices and communications other than those in respect to payments to be addressed to:

Prime Advisors, Inc.
Redmond Ridge Corporate Center
22635 NE Marketplace Drive, Suite 160
Redmond, WA  98053
Attention:  Scott Sell, Vice President

Physical Delivery Instructions:

Hancock Bank
Attn: Trust Custody
P O Box 4068
Baton Rouge, Louisiana 70821

Name of Nominee in which Notes are to be issued:  HANCO

Taxpayer I.D. Number:  64-6151266

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Group Health Cooperative 320 Westlake Ave. N., Suite 100 Seattle, Washington 98109-5233 Attention: Bret Myers, Assistant Treasurer	A	$1,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.13% Senior Notes, Tranche A due November 9, 2018, PPN 45865V A*1, principal, premium or interest”) to:

Mellon Trust of New England, NA
ABA# 011001234
DDA# [______________]
Attn: MBS Income CC: 1253
Account Name: GROUP HEALTH COOPERATIVE, PRIME ADVISORS
Acct Number: [______________]
Ref:Description of Security, Pay Date, Cusip, P&I breakdown

Notices
All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed as first written above with copies to:

Rachel M Durkan BNY Mellon Asset Servicing One Mellon Center Room 151-1060 Pittsburgh, PA 15258	and Prime Advisors, Inc. 100 Northfield Drive, 4th Floor Windsor, CT 06095 Attention: Lewis Leon SVP/Investment Accounting
All notices and communications other than those in respect to payments to be addressed to:

Prime Advisors, Inc.
Redmond Ridge Corporate Center
22635 NE Marketplace Drive, Suite 160
Redmond, WA  98053
Attention:  Scott Sell, Vice President

Physical Delivery Instructions:

BNY Mellon Securities Trust Co.
One Wall Street
3rd Floor - Receive Window C
New York, NY 10286
Reference: Group Health Cooperative, [______________]

Name of Nominee in which Notes are to be issued:  MAC & CO

Taxpayer I.D. Number:  91-0511770

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
National Mutual Benefit 6522 Grand Teton Plaza P.O. Box 1527 Madison, WI 53701-1527 Attention: Steven Reindl, Vice President of Operations	B	$1,000,000

Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “IntercontinentalExchange, Inc., 4.69% Senior Notes, Tranche B due November 9, 2021, PPN 45865V A@9, principal, premium or interest”) to:

Marshall & Ilsley Trust Company
ABA #075000051
DDA# [______________]
Acct# [______________]
ATTN: Income Dept 8th Floor
Acct Name:  National Mutual Benefit

Notices
All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed as first written above with copies to:

Marshall & Ilsley
Acct # 89-M010-01-6
Acct Name:  National Mutual Benefit
11270 West Park Place, Suite 400
Milwaukee, WI 53224
Attention: Income Dept 8th Floor
Attention:  Michele Marcus
Email: Michele.marcus@micorp.com
Phone: (414) 815-3879
and Prime Advisors, Inc. 100 Northfield Drive, 4th Floor Windsor, CT 06095 Attention: Lewis Leon SVP/Investment Accounting

All notices and communications other than those in respect to payments to be addressed to:

Prime Advisors, Inc.
Redmond Ridge Corporate Center
22635 NE Marketplace Drive, Suite 160
Redmond, WA  98053
Attention:  Scott Sell, Vice President

Physical Delivery Instructions:

Marshall & Ilsley Trust Company N.A. as Trustee FBO
11270 W Park Place
Suite 400
Milwaukee, WI 53224

Name of Nominee in which Notes are to be issued:  Marshall & Ilsley Trust Company custodian for the NATIONAL MUTUAL BENEFIT ACCOUNT FIXED INCOME

Taxpayer I.D. Number:  41-6370378

Defined Terms

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Administrative Agent” means Wells Fargo Bank, National Association, in its capacity as administrative agent or successor administrative agent under the Bank Credit Agreement, together with its successors and assigns in such capacity.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person.  Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Affiliated Entity” means any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates.

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Bank Credit Agreement” means the Credit Agreement dated as of November 9, 2011, among the Company, ICE Europe Parent Limited, the Administrative Agent, and the other financial institutions party thereto, as may be amended, restated, joined, supplemented or otherwise modified from time to time, and any renewals, extensions or replacements thereof, which constitute the bank credit facility or facilities of the Company and its Subsidiaries.

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Capital Lease” means, with respect to any Person, any lease of property (whether real, personal or mixed) by such Person as lessee that is or is required to be, in accordance with GAAP, recorded as a capital lease on such Person’s balance sheet.

“Capital Lease Obligations” means, with respect to any Person, the obligations of such Person to pay rent or other amounts under any Capital Lease of such Person, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock (whether voting or nonvoting, and whether common or preferred) of such corporation, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person; and in each case under clauses (i) and (ii), any and all warrants, rights or options to purchase any of the foregoing or any securities convertible into or exchangeable for any of the foregoing.

Schedule B
(to Note Purchase Agreement)

“Closing” is defined in Section 3.

“Closing Date” means the date of the Closing.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means IntercontinentalExchange, Inc., a Delaware corporation.

“Confidential Information” is defined in Section 20.

“Consolidated EBITDA” shall mean, for any Reference Period, the aggregate of (i) Consolidated Net Income for such period, plus (ii) the sum of (A) interest expense, (B) federal, state, local and other income taxes, (C) depreciation and amortization of intangible assets, and (D) non-cash charges (including without limitation stock based compensation), all to the extent taken into account in the calculation of Consolidated Net Income for such Reference Period and all calculated in accordance with GAAP, minus (iii) the sum of (A) extraordinary gains or income and (B) non-cash credits increasing income for such period, all to the extent taken into account in the calculation of Consolidated Net Income for such period; provided that solely for the purposes of calculating Consolidated EBITDA in connection with Section 10.1(a) of this Agreement, Consolidated EBITDA shall be measured on a pro forma basis.

“Consolidated Interest Expense” means, for any Reference Period, the sum (without duplication) of (i) total interest expense of the Company and its Restricted Subsidiaries for such Reference Period in respect of Total Funded Debt (including, without limitation, all such interest expense accrued or capitalized during such Reference Period, whether or not actually paid during such Reference Period), determined on a consolidated basis in accordance with GAAP, and (ii) all recurring unused commitment fees and other ongoing fees in respect of Total Funded Debt paid, accrued or capitalized by the Company and its Restricted Subsidiaries during such Reference Period.

“Consolidated Net Income” shall mean, for any Reference Period, net income (or loss) for the Company and its Restricted Subsidiaries for such Reference Period, determined on a consolidated basis in accordance with GAAP (after deduction for minority interests); provided that, in making such determination, there shall be excluded (i) the net income of any other Person that is not a Restricted Subsidiary of the Company (or is accounted for by the Company by the equity method of accounting) except to the extent of actual payment of cash dividends or distributions by such Person to the Company or any Restricted Subsidiary of the Company during such period, and (ii) the net income of any Restricted Subsidiary of the Company (other than a Regulated Subsidiary) to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such net income is not at the time permitted by operation of the terms of its charter, certificate of incorporation or formation or other constituent document or any agreement or instrument (other than this Agreement, the Notes and all other agreements, instruments or documents and certificates now or hereafter executed and delivered to any holder of Notes by or on behalf of the Company with respect to this Agreement, in each case as amended, modified, supplemented or restated from time to time) or Requirement of Law applicable to such Restricted Subsidiary, (iii) the income of any Regulated Subsidiary (A) to the extent that the declaration or payment of dividends or similar distributions by such Regulated Subsidiary of such net income is not at the time permitted by operation of the terms of its charter, certificate of incorporation or formation or other constituent document or any agreement or instrument (other than this Agreement, the Notes and all other agreements, instruments or documents and certificates now or hereafter executed and delivered to any holder of Notes by or on behalf of the Company with respect to this Agreement, in each case as amended, modified, supplemented or restated from time to time) or Requirement of Law applicable to such Regulated Subsidiary or (B) other than to the extent that such Regulated Subsidiary reasonably believes, in good faith, that such income could be distributed, declared and paid as a dividend or similar distribution without causing such Regulated Subsidiary’s capital, share capital or equity, as applicable, to be at or below the highest level at which dividends by such Regulated Subsidiary may be restricted, other activities undertaken by such Regulated Subsidiary may be limited or other regulatory actions with respect to such Regulated Subsidiary may be taken, in each case by applicable Governmental Authorities based upon such capital, share capital or equity, as applicable (but for the avoidance of doubt, cash dividends or other cash distributions actually paid to the Company or any Restricted Subsidiary of the Company (unless the income of such Subsidiary in receipt of such cash dividend or other cash distribution would be excluded from Consolidated Net Income pursuant to this definition) by such Regulated Subsidiary during such period shall be included in Consolidated Net Income for such period) and (iv) without duplication of other deductions or exclusions, any payments made during such Reference Period by Restricted Subsidiaries of the Company of profit sharing entitlements, rebates, incentives, partnership distributions or similar entitlements.

“Consolidated Net Worth” shall mean the consolidated stockholder’s equity of the Company and its Restricted Subsidiaries, as defined according to GAAP.

“Consolidated Total Assets” means, as of any date of determination, the total amount of all assets (excluding Excluded Assets) of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Control” means, with respect to any Person, (i) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or (ii) the beneficial ownership of securities or other ownership interests of such Person having 10% or more of the combined voting power of the then outstanding securities or other ownership interests of such Person ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors or other governing body of such Person; and the terms “Controlled by” and “Controlling” have correlative meanings.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means with respect to the Notes of any tranche that rate of interest that is 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes of such tranche.

“Disqualified Capital Stock” means, with respect to any Person, any Capital Stock of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or otherwise, (i) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund obligation or otherwise, (ii) is redeemable or subject to any mandatory repurchase requirement at the sole option of the holder thereof, or (iii) is convertible into or exchangeable for (whether at the option of the issuer or the holder thereof) (y) debt securities or (z) any Capital Stock referred to in (i) or (ii) above, in each case under (i), (ii) or (iii) above at any time on or prior to the first anniversary of the maturity date of the Tranche B Notes; provided, however, that only the portion of Capital Stock that so matures or is mandatorily redeemable, is so redeemable at the option of the holder thereof, or is so convertible or exchangeable on or prior to such date shall be deemed Disqualified Capital Stock.

“Disclosure Documents” is defined in Section 5.3.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Assets” means any assets included in or part of, any Guaranty Fund.

“GAAP” means those generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means, as applicable,

(a)the government of

(i)the United States of America or any state or other political subdivision thereof, or

(ii)any other jurisdiction in which the Company or any Restricted Subsidiary conducts all or any part of its business, or which has jurisdiction over any properties of the Company or any Restricted Subsidiary, or

(b)any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranty Fund” means any fund, deposits or pledged assets, including initial and variation margin, set up by (i) ICE Clear US pursuant to Section 5.4 of its by-laws, (ii) ICE Clear Europe, (iii) The Clearing Corporation, (iv) ICE Clear Credit, (v) ICE Clear Canada, and (vi) such other clearing houses or Regulated Subsidiaries owned and operated by the Company or a Subsidiary of the Company in the future, in each case in which its members make deposits, pledge assets or transfer title to margin or the like to enable the obligations of the relevant clearing house or Regulated Subsidiary arising in the ordinary course of business or upon the default of a clearing member or the like to be satisfied.

“Guaranty Obligations” means, with respect to any Person, any direct or indirect liability of such Person with respect to any Indebtedness, liability or other obligation (the “primary obligation”) of another Person (the “primary obligor”), whether or not contingent, (i) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or provide funds (x) for the payment or discharge of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor (including, without limitation, keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements), (iii) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof; provided, however, that, with respect to the Company and its Subsidiaries, the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business.  The amount of any Guaranty Obligation of any guaranteeing Person hereunder shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made and (b) the maximum amount for which such guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guaranty Obligation, unless such primary obligation and the maximum amount for which such guaranteeing Person may be liable are not stated or determinable, in which case the amount of such Guaranty Obligation shall be such guaranteeing Person’s maximum reasonably anticipated liability in respect thereof as determined by such guaranteeing Person in good faith.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“Hedge Agreement” means any interest or foreign currency rate swap, cap, collar, option, hedge, forward rate or other similar agreement or arrangement designed to protect against fluctuations in interest rates or currency exchange rates; provided, however, that, with respect to any Subsidiary that is a clearing house operator, the term Hedge Agreement shall not include any such transaction with respect to which such Subsidiary acts solely in its capacity as the central counterparty.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“ICE Clear Canada” means ICE Clear Canada, Inc., a Manitoba corporation and an indirect wholly-owned Subsidiary of the Company.

“ICE Clear Credit” means ICE Clear Credit LLC, a Delaware limited liability company and a Subsidiary of the Company.

“ICE Clear Europe” means ICE Clear Europe Limited, a private limited company incorporated in England and Wales and an indirect wholly-owned Subsidiary of the Company.

“ICE Clear US” means ICE Clear U.S., Inc., a New York corporation and an indirect wholly-owned Subsidiary of the Company (formerly known as New York Clearing Corporation).

“Indebtedness” means, with respect to any Person, (without duplication), (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, or upon which interest payments are customarily made, (iii) the maximum stated or face amount of all surety bonds, letters of credit (to the extent there is a draw thereunder and such amount remains unreimbursed) and bankers’ acceptances issued or created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (iv) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade payables incurred in the ordinary course of business and not more than 90 days past due), (v) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (vi) all Capital Lease Obligations of such Person, (vii) all Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, (viii) the principal balance outstanding and owing by such Person under any synthetic lease, tax retention operating lease or similar off-balance sheet financing product, (ix) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (x) the net termination obligations of such Person under any Hedge Agreements, calculated as of any date as if such agreement or arrangement were terminated as of such date, and (xi) all indebtedness of the types referred to in clauses (i) through (x) above (A) of any partnership or unincorporated joint venture in which such Person is a general partner or joint venturer to the extent such Person is liable therefor or (B) secured by any Lien on any property or asset owned or held by such Person regardless of whether or not the indebtedness secured thereby shall have been incurred or assumed by such Person or is nonrecourse to the credit of such Person, the amount thereof being equal to the value of the property or assets subject to such Lien.

“Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of more than $2,000,000 of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

“Interest Coverage Ratio” means, as of the last date of any Reference Period ending on the last day of a fiscal quarter, the ratio of (i) Consolidated EBITDA for such Reference Period to (ii) Consolidated Interest Expense for such Reference Period.

“Lien” means any mortgage, pledge, hypothecation, assignment, security interest, lien (statutory or otherwise), charge or other encumbrance of any nature, whether voluntary or involuntary, including, without limitation, the interest of any vendor or lessor under any conditional sale agreement, title retention agreement, Capital Lease or any other lease or arrangement having substantially the same effect as any of the foregoing.

“Make-Whole Amount” shall have the meaning set forth in Section 8.6 with respect to any Note.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under any Subsidiary Guaranty or (d) the validity or enforceability of this Agreement, the Notes or any Subsidiary Guaranty.

“Material Subsidiary” means, at any time, (A) any Restricted Subsidiary of the Company which accounts for more than (i) 5% of the consolidated assets of the Company and its Restricted Subsidiaries or (ii) 5% of consolidated revenue of the Company and its Restricted Subsidiaries, and (B) to the extent not duplicative of the foregoing, any Restricted Subsidiary of the Company that owns, directly or indirectly, 50% or more of the ownership interests of a Restricted Subsidiary described in the foregoing subsection (A).

“Memorandum” is defined in Section 5.3.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“Notes” is defined in Section 1.

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing.  A list of OFAC Sanctions Programs may be found at http://www.ustreas.gov/offices/enforcement/ofac/programs/.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Priority Indebtedness” means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Indebtedness of Restricted Subsidiaries (including all Guaranty Obligations with respect to Indebtedness of the Company but excluding (w) unsecured Indebtedness owing to the Company or any other Restricted Subsidiary, (x) unsecured Indebtedness outstanding at the time such Person became a Restricted Subsidiary (other than an Unrestricted Subsidiary which is designated as a Restricted Subsidiary pursuant to Section 9.8 hereof), provided that such Indebtedness shall have not been incurred in contemplation of such person becoming a Restricted Subsidiary, (y) Indebtedness that may be deemed to exist pursuant to any performance bond, surety, statutory appeal or similar obligation entered into or incurred by any Restricted Subsidiary that is a clearing house operator acting in its capacity as a central counterparty, and (z) all unsecured Indebtedness of any Restricted Subsidiary which is also a Subsidiary Guarantor) and (ii) all Indebtedness of the Company and its Restricted Subsidiaries secured by Liens other than Indebtedness secured by Liens permitted by subparagraphs (a) through (l), inclusive, of Section 10.3.  For purposes of this Agreement, all Indebtedness of ICE Europe Parent Limited shall constitute “Priority Indebtedness.”

“pro forma” means, for purposes of calculating Consolidated EBITDA for any period of four consecutive quarters, if during such period the Company or any Restricted Subsidiary shall have acquired or disposed of any Person or acquired or disposed of all or substantially all of the operating assets of any Person, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Purchasers” means the purchasers of the Notes named in Schedule A hereto.

“QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

“Qualified Institutional Buyer” means any Person who is a qualified institutional buyer within the meaning of such term as set forth in Rule 144(a)(1) under the Securities Act.

“Ratable Portion” means, with respect to any Note, an amount equal to the product of (x) the amount equal to the net proceeds being so applied to the prepayment of Senior Indebtedness in accordance with Section 10.4(2), multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of Senior Indebtedness of the Company and its Restricted Subsidiaries being prepaid or receiving prepayment offers pursuant to Section 10.4(2).

“Reference Period” with respect to any date of determination, means (except as may be otherwise expressly provided herein) the period of twelve consecutive fiscal months of the Company immediately preceding such date or, if such date is the last date of a fiscal quarter, the period of four consecutive fiscal quarters ending on such date.

“Regulated Subsidiary” means (i) any Subsidiary that is registered as a broker dealer pursuant to Section 15 of the Exchange Act or that is regulated as a broker dealer or underwriter under any foreign securities law, (ii) any Subsidiary regulated as an insurance company, exchange, swap execution facility, swap data repository or clearing house, and (iii) any Subsidiary whose dividends may be restricted, other activities undertaken by such Subsidiary may be limited or other regulatory actions with respect to such Subsidiary may be taken, in each case by any applicable Governmental Authority in the event that such Subsidiary does not maintain capital at the level required by such applicable Governmental Authority.

“Required Holders” means, at any time, the holders of not less than 51% in principal amount of the Notes of all tranches at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates and any Notes held by parties who are contractually required to abstain from voting with respect to matters affecting the holders of the Notes).

“Requirement of Law” means, with respect to any Person, the charter, articles or certificate of organization or incorporation and bylaws or other organizational or governing documents of such Person, and any statute, law, treaty, rule, regulation, order, decree, writ, injunction or determination of any arbitrator or court or other Governmental Authority or any Self-Regulatory Organization, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or otherwise pertaining to any or all of the transactions contemplated by this Agreement and any related documents.

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company or any Subsidiary Guarantor, as applicable, with responsibility for the administration of the relevant portion of this Agreement or any Subsidiary Guaranty, as applicable.

“Restricted Subsidiary” means any Subsidiary in which: (i) at least a majority of the voting securities are owned by the Company and/or one or more Restricted Subsidiaries and (ii) the Company has not designated an Unrestricted Subsidiary by notice in writing given to the holders of the Notes.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Self-Regulatory Organization” means any U.S. or foreign commission, board, agency or body that is not  a Governmental Authority, but is charged with the supervision or regulation of brokers, dealers, securities underwriting or trading, stock exchanges, commodities exchanges, electronic communication networks, insurance companies or agents, investment companies or investment advisors.

“Senior Indebtedness” means, as of the date of any determination thereof, Total Funded Debt, other than Subordinated Indebtedness.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Subordinated Indebtedness” means all unsecured Indebtedness of the Company which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Indebtedness of the Company (including, without limitation, the obligations of the Company under this Agreement or the Notes).

“Subsidiary” means, as to any Person, any corporation or other Person of which more than fifty percent (50%) of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors, board of managers or other governing body of such Person is at the time, directly or indirectly, owned or controlled by such Person and one or more of its other Subsidiaries or a combination thereof (irrespective of whether, at the time, securities of any other class or classes of any such corporation or other Person shall or might have voting power by reason of the happening of any contingency).  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Guarantor” means each Subsidiary which is party to any Subsidiary Guaranty.

“Subsidiary Guaranty” is defined in Section 9.7 of this Agreement.

“Substantial Part” is defined in Section 10.4 of this Agreement.

“The Clearing Corporation” means The Clearing Corporation, a Delaware corporation and a Subsidiary of the Company.

“Total Funded Debt” means, as of any date of determination, the aggregate principal amount of all Indebtedness of the Company and its Restricted Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

“Total Leverage Ratio” means, as of the last day of any Reference Period ending on the last day of a fiscal quarter, the ratio of (i) Total Funded Debt as of such date to (ii) Consolidated EBITDA for such Reference Period.

“tranche” means all Notes having the same maturity, interest rate and schedule for mandatory prepayments.

“Tranche A Notes” is defined in Section 1 of this Agreement.

“Tranche B Notes” is defined in Section 1 of this Agreement.

“Unrestricted Subsidiary” means any Subsidiary so designated by the Company.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

Changes in Corporate Structure

None.

Schedule 4.9
(to Note Purchase Agreement)

Subsidiaries of the Company1

Company:	Jurisdiction of Organization
IntercontinentalExchange, Inc.	Delaware

Direct Domestic Subsidiaries:	Jurisdiction of Organization
IntercontinentalExchange International, Inc. (“ICE International”) (>99% owned by ICE, <1% owned by CreditTrade, Inc.)	Delaware
ICE Markets, Inc. (100% owned by ICE)	Delaware
ICE Data Management Group, LLC (100% owned by ICE)	Delaware
ICE Data Investment Group, LLC (100% owned by ICE)	Delaware
ICE Futures U.S., Inc. (100% owned by ICE)	Delaware
Chatham Energy, LLC (100% owned by ICE)	Delaware
YellowJacket, Inc. (100% owned by ICE)	Delaware
Creditex Holdco, LLC (100% owned by ICE)	Delaware
ICE US Holding Company GP LLC (100% owned by ICE)	Delaware
TradeCapture OTC Holdings, Inc. (100% owned by ICE)	Delaware
Ballista Holdings LLC (100% owned by ICE)	Delaware
ICE Trade Vault, LLC (100% owned by ICE)	Delaware
ICE U.S. OTC Commodity Markets, LLC (100% owned by ICE)	Delaware
Brix Holding Company, LLC (100% owned by ICE)	Delaware
ICE Credit Hub, LLC (100% owned by ICE)	Delaware

1 Each Subsidiary listed is a Restricted Subsidiary.

Schedule 5.4
(to Note Purchase Agreement)

Indirect Domestic Subsidiaries:	Jurisdiction of Organization
Creditex Group Inc. (100% owned by Creditex Holdco, Limited)	Delaware
ICE Data, LP (ICE Management is the direct 1% owner; ICE Investment is the direct 99% owner)	Delaware
ICE Clear US, Inc. (100% owned by ICE Futures)	New York
eCOPS, LLC (100% owned by ICE Futures)	New York
New York Futures Clearing Corporation (100% owned by ICE Futures; dormant)	New York
Commodity Exchange Center (100% owned by ICE Futures; dormant)	New York
Ballista Securities LLC (100% owned by Ballista Holdings LLC)	New York
Trebuchet Holdings, LLC (100% owned by Ballista Holdings LLC)	Delaware
The Clearing Corporation (100% owned by ICE US Holding Company L.P.)	Delaware
ICE Clear Credit LLC (100% owned by ICE US Holding Company L.P.)	Delaware
QW Holdings LLC (50.11% owner is Creditex Group Inc and 49.89% owners are other third party investors)	Delaware
Q-WIXX B Sub LLC (100% owned by QW Holdings LLC)	Delaware
ICE Processing, LLC (100% owned by Creditex Group Inc.)	Delaware
Creditex LLC (100% owned by Creditex Group Inc.)	Delaware
CreditTrade Inc. (100% owned by Creditex Group Inc.)	Delaware

5.4-2

Indirect Domestic Subsidiaries:	Jurisdiction of Organization
Creditex Securities Corporation (100% owned by CreditTrade Inc.)	Delaware
ICE UK GP, LLC (100% owned by ICE International)	Delaware
ICE UK LP, LLC (100% owned by ICE International)	Delaware
Chicago Climate Exchange, Inc. (100% owed by Climate Exchange plc)	Delaware
TradeCapture OTC Corp. (100% owned by TradeCapture OTC Holdings, Inc.)	Connecticut
Tap & Trade, Inc. (100% owned by TradeCapture OTC Corp.)	Connecticut
Clearing Corporation for Options and Securities (100% owned by The Clearing Corporation; dormant)	Delaware
Guaranty Clearing Corporation (100% owned by The Clearing Corporation; dormant)	Delaware
Chicago Depositary, Inc. (100% owned by The Clearing Corporation; dormant)	Illinois
onExchange Board of Trade (100% owned by The Clearing Corporation; dormant)	Delaware
onExchange Clearing Corporation (100% owned by The Clearing Corporation; dormant)	Delaware

Direct Foreign Subsidiaries:	Jurisdiction of Organization
Creditex Holdco Limited (100% owned by ICE)	United Kingdom

5.4-3

Indirect Foreign Subsidiaries:	Jurisdiction of Organization
Creditex Brokerage Holdco Ltd. (100% owned by Creditex Holdco, Limited)	United Kingdom
ICE US Holding Company LP (ICE US Holding Company GP LLC, ICE & Creditex Group, Inc. collectively own approximately 54.5% of the limited partnership interests and other third party investors own approximately 45.5% of the limited partnership interests and ICE US Holding Company GP LLC owns 100% of the general partnership interests)
Cayman Islands
ICE Markets Corporation (100% owned by ICE Markets)	Canada
5509794 Manitoba, Inc. (100% owned by Aether Ios Limited)	Canada
ICE Futures Canada, Inc. (“ICE Futures Canada”) (100% owned by 5509794 Manitoba, Inc.)	Canada
ICE Clear Canada, Inc. (100% owned by ICE Futures Canada)	Canada
Canadian Climate Exchange, Inc. (100% owned by ICE Futures Canada)	Canada
ICE Services Canada, Inc. (100% owned by ICE Futures Canada)	Canada
Aether Ios Limited (100% owned by ICE Europe Parent Limited)	United Kingdom
IntercontinentalExchange Holdings (“ICE Holdings”) (Aether Ios Limited is 100% owner)	United Kingdom
Climate Exchange plc (ICE Holdings is 100% owner)	Isle of Man
Climate Spot Markets Limited (100% owned by Climate Exchange plc)	United Kingdom
European Climate Exchange Limited (Ireland) (Climate Exchange plc is 49% owner and Chicago Climate Exchange is 51% owner)	Ireland

5.4-4

Indirect Foreign Subsidiaries:	Jurisdiction of Organization
European Climate Exchange Limited (UK) (100% owned by European Climate Exchange Limited (Ireland))	United Kingdom
Climate Exchange (Europe) Limited (100% owned by European Climate Exchange Limited (Ireland))	United Kingdom
Insurance Futures Exchange Services Limited (100% owned by European Climate Exchange Limited (Ireland))	United Kingdom
ICE Markets Limited (100% owned by ICE Holdings)	United Kingdom
ICE Clear Europe Limited (100% owned by ICE Holdings)	United Kingdom
ICE Clear UK Limited (100% owned by ICE Holdings; dormant)	United Kingdom
ICE Futures Holdings Limited (100% owned by ICE Holdings)	United Kingdom
IntercontinentalExchange Technologies Limited (100% owned by ICE Holdings; dormant)	United Kingdom
International Petroleum Exchange of London Limited (100% owned by ICE Holdings; dormant)	United Kingdom
IPE Holdings Limited (100% owned by ICE Holdings; dormant)	United Kingdom
ICE Education Limited (100% owned by ICE Futures Holdings Limited)	United Kingdom
International Petroleum Exchange Limited (100% owned by ICE Futures Holdings Limited; dormant)	United Kingdom
ICE Futures Holdco No. 1 Limited (100% owned by ICE Futures Holdings Limited)	United Kingdom
ICE Futures Holdco No. 2 Limited (100% owned by ICE Futures Holdings Limited)	United Kingdom
ICE Futures Europe (ICE Futures Holdco No. 1 Limited is 99% owner and ICE Futures Holdco No. 2 Limited is 1% owner)	United Kingdom

5.4-5

Indirect Foreign Subsidiaries:	Jurisdiction of Organization
ICE Futures Limited (100% owned by ICE Futures Europe; dormant)	United Kingdom
ICE Data Services Limited (100% owned by ICE Futures Holdings Limited)	United Kingdom
ICE Data Holdings Ltd. (ICE Data Services Limited is 80% owner and ICE Holdings is 20% owner)	United Kingdom
ICE Data LLP (ICE Data Holdings Limited is 99% owner and ICE Holdings is 1% owner)	United Kingdom
Q-WIXX International Limited (100% owned by Q-WIXX B Sub LLC)	United Kingdom
ICE Processing International, Limited (100% owned by Aether Ios Limited)	United Kingdom
Creditex U.K. Limited (100% owned by Aether Ios Limited)	United Kingdom
Creditex Brokerage LLP (99% owned by Creditex U.K. Limited and 1% owned by Creditex Brokerage Holdco Ltd.)	United Kingdom
Creditex Singapore Pte Limited (100% owned by CreditTrade Inc.)	Singapore
ICE Europe Partners LP (ICE UK GP, LLC is 99% owner and ICE UK LP, LLC is 1% owner)	United Kingdom
ICE Europe Parent Limited (100% owned by ICE Europe Partners LP)	United Kingdom
ICE Overseas Limited (100% owned by Aether Ios Limited)	United Kingdom
Climate Exchange Limited (100% owned by ICE Holdings; dormant)	United Kingdom
ECX Limited (100% owned by ICE Holdings; dormant)	United Kingdom

5.4-6

Indirect Foreign Subsidiaries:	Jurisdiction of Organization
Climate Spot Exchange Limited (100% owned by Climate Spot Markets Limited)	United Kingdom
ICE Clear EU CDS LLP (ICE Holdings is 50% owner and ICE Clear Europe Limited is 50% owner)	United Kingdom

All Regulated Subsidiaries are subject to various capital adequacy requirements and other rules and regulations promulgated by each Regulated Subsidiary’s applicable jurisdiction of organization.  Capital adequacy rules and regulations establish minimum threshold capital amounts that each Regulated Subsidiary must maintain.  Compliance with such rules and regulations may potentially restrict each Regulated Subsidiary’s ability to pay distributions of profits or restrict the amount, timing or frequency of distributions of profits paid by each such Regulated Subsidiary.

5.4-7

Financial Statements

1. Form 10-Q for the quarterly period ended (i) June 30, 2011 and (ii) September 30, 2011.
2. Form 10-K for the fiscal year ended (i) December 31, 2008, (ii) December 31, 2009 and (iii) December 31, 2010.

Schedule 5.5
(to Note Purchase Agreement)

Litigation

1.	ICE Clear Europe Limited (“ICE Clear Europe”) Regulatory Proceeding

On April 28, 2011, ICE Clear Europe received notice from the European Commission (the “Commission”) that the Commission has initiated proceedings to investigate a possible competition law infringement by ICE Clear Europe and nine dealer banks (the “Founding Members”) with respect to ICE Clear Europe’s provision of credit default swap (“CDS”) clearing services.  Specifically, the Commission is investigating (i) whether the fee and profit sharing arrangements between ICE Clear Europe and the Founding Members in connection with the purchase by the Company of The Clearing Corporation from the Founding Members in 2009 create an improper incentive for the Founding Members to only use ICE Clear Europe for clearing CDS transactions and (ii) whether the discount arrangement used by ICE Clear Europe is an abuse of dominant position by giving an unfair advantage to the Founding Members and discriminating against other CDS dealers.  These arrangements were put in place in connection with ICE Clear Europe’s launch of CDS clearing in the midst of the financial crisis and the profit sharing arrangements were part of the consideration the Company paid to the Founding Members and other owners of The Clearing Corporation in connection with the Company’s purchase of The Clearing Corporation.  The Clearing Corporation assets and operations were and are used by the Company to facilitate back−end clearing of CDS transactions in the United States.  ICE Clear Europe has voluntarily furnished information to the Commission as part of an initial assessment that began in October 2009.  Prior to the notice on April 28, 2011, ICE Clear Europe had no contact from the Commission with respect to this matter since January 2010.

ICE Clear Europe intends to cooperate with the Commission’s investigation.  Before the Commission reaches an infringement decision, if any, the Commission is required to issue a formal Statement of Objections detailing the specific alleged infringement and supporting evidence and must provide ICE Clear Europe the opportunity to rebut any allegations of wrongdoing.  If the Commission then makes an infringement finding, ICE Clear Europe may be subject to a cease and desist order in respect of the fee and profit sharing arrangements and/or fines.  However, it is too early in the proceedings to determine whether a finding of infringement will be made or the likely range of penalties, if any, if such finding is made by the Commission.  The initiation of proceedings to investigate does not mean that the Commission has made a definitive finding of an infringement of competition law.

2.	U.S. Department of Justice Antitrust Division Investigation of Credit Derivatives Market

The Company received a letter dated August 11, 2009 from the U.S. Department of Justice (the “DOJ”) that included a Civil Investigative Demand (“CID”) requiring the Company to produce certain documents and answer certain interrogatories related to the credit derivatives market.  The Company operates businesses in the credit derivatives market in the U.S. through its Creditex division and through the operation of ICE Trust U.S., its U.S. credit default swap (“CDS”) clearing house and ICE Clear Europe, its European CDS clearing house.  In connection with the acquisition of The Clearing Corporation (“TCC”) and the concurrent establishment of ICE Trust U.S., the Company entered into agreements with the various dealer/owners of TCC regarding the formation and operation of ICE Trust U.S.  The CID seeks information and documents as part of an Antitrust Division industry investigation into violations of Sections 1 and 2 of the Sherman Act.  The purpose of the CID is to investigate whether there has been or may be a violation of the Sherman Act “by conduct, activities, or proposed action of the following nature: agreements restraining competition in credit derivatives trading, processing, clearing, and information services, attempts to monopolize/monopoly maintenance of credit derivative information services.”

Schedule 5.8
(to Note Purchase Agreement)

Information and documents requested by the CID are being provided to the DOJ on a rolling basis.

3.      Unauthorized Transfer of Certain European Union Emissions Allowances

Alleged phishing and hacking incidents have resulted in unauthorized transfers of certain affected European Union emissions allowances, or EUAs, from accounts in various European registries.  The affected EUAs have been transferred between registry accounts and eventually some affected EUAs were delivered by clearing members to the clearing house’s registered accounts in the U.K. pursuant to delivery obligations under relevant ICE Futures Europe contracts. Further, some affected EUAs were delivered to ICE Clear Europe Limited’s (“ICE Clear Europe”) registered accounts in the U.K. as collateral.  In addition, ICE Futures Europe suspended trading in its daily emissions futures markets on January 19, 2011 and such suspension is still in effect.  While this suspension has not extended beyond the daily market, it could eventually apply to our futures emission contracts that settle on a quarterly basis.  We are also aware of litigation between some market participants and it is possible that we could be enjoined in such litigation in the future.  ICE Clear Europe believes, consistent with legal advice received, that it has acquired good title to any Affected Allowances delivered to the Clearing House through the delivery process.

5.8-2

Existing Indebtedness

1.      As of September 30, 2011, $280 million was outstanding for the following loan:
Credit Agreement dated as of August 26, 2010 among IntercontinentalExchange, Inc., Wells Fargo Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and the lenders named therein for a senior unsecured term loan facility in the aggregate principal amount of $400.0 million (incorporated by reference to Exhibit 10.1 to ICE’s Current Report on Form 8-K filed with the SEC on August 30, 2010, File No. 001-32671).

2.      As of September 30, 2011, $37.5 million was outstanding for the following loan:
First Amendment to Amended and Restated Credit Agreement dated as of March 31, 2010, amending that certain Credit Agreement, dated as of January 12, 2007, as amended by the First Amendment to Credit Agreement dated as of August 24, 2007, the Second Amendment to Credit Agreement dated as of June 13, 2008, and as amended and restated by the Amendment and Restatement Agreement, dated as of April 9, 2009, among IntercontinentalExchange, Inc., Wells Fargo Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and the lenders party thereto in the aggregate principal amount of $175.0 million (incorporated by reference to Exhibit 10.2 to ICE’s Current Report on Form 8-K filed with the SEC on April 2, 2010, File No. 001-32671 and re-filed as Exhibit 10.2 to ICE’s Quarterly Report on Form 10-Q filed with the SEC on August 4, 2010 to include the exhibits and schedules to the exhibit).

3.      As of September 30, 2011, $74 million was outstanding for the following loan:
First Amendment to Credit Agreement dated as of March 31, 2010, amending that certain Credit Agreement, dated as of April 9, 2009, among IntercontinentalExchange, Inc., Wells Fargo Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and the lenders party thereto providing for a term loan facility in the aggregate principal amount of $200.0 million (incorporated by reference to Exhibit 10.3 to ICE’s Current Report on Form 8-K filed with the SEC on April 2, 2010, File No. 001-32671 and re-filed as Exhibit 10.3 to ICE’s Quarterly Report on Form 10-Q filed with the SEC on August 4, 2010 to include the exhibits and schedules to the exhibit).

4.      As of September 30, 2011, $210 million was outstanding for the following loan:
First Amendment to Credit Agreement dated as of August 26, 2010, amending that certain Credit Agreement, dated as of March 31, 2010, among IntercontinentalExchange, Inc., Wells Fargo Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and the lenders party thereto for an aggregate $725.0 million three-year senior unsecured revolving credit facilities (incorporated by reference to Exhibit 10.2 of ICE’s Current Report on Form 8-K filed with the SEC on August 30, 2010, File No. 001-32671).

In connection with the sale of the Notes, the Company has entered into the Bank Credit Agreement, pursuant to which the Company (i) entered into a five year $2.1 billion revolving credit facility and (ii) a five year $500.0 million term loan.  The Bank Credit Agreement limits the amount of, and imposes restrictions on the incurring of, Indebtedness of the Company.  All outstanding loans owed under the credit facilities described in paragraphs 1-4 above (collectively, the “Credit Facilities”) will be paid with the Bank Credit Agreement loan proceeds and the Credit Facilities will be terminated upon the closing of the Bank Credit Agreement.

Schedule 5.15
(to Note Purchase Agreement)

Existing Liens

1.Liens consisting of cash collateral as required under the Bank Credit Agreement to secure certain obligations relating to swingline loans and letters of credit thereunder.

2.There is a deed of charge that ICE Clear Europe Limited (“ICE Clear Europe”) has signed with J.P. Morgan (“JPM”) whereby ICE Clear Europe granted JPM a lien over assets in ICE Clear Europe’s accounts with JPM as continuing security for payment of fees, liabilities and obligations owed to JPM under the Global Custody and Clearance Agreement between the two parties.  The lien has never been triggered and ICE Clear Europe thinks the lien is an administrative condition of their signing the Global Custody and Clearance Agreement with JPM.

Schedule 10.3
(to Note Purchase Agreement)

Form of Tranche A Note

IntercontinentalExchange, Inc.

4.13% Senior Note, Tranche A, due November 9, 2018

No. [_______]	November 9, 2011
$[__________]	PPN 45865V A*1

For Value Received, the undersigned, IntercontinentalExchange, Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] Dollars (or so much thereof as shall not have been prepaid) on November 9, 2018 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.13% per annum from the date hereof, payable semi-annually, on the 9th day of May and November in each year and at maturity, commencing on May 9, 2012, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to 6.13%, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a tranche of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of November 9, 2011 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note in substitution thereof for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit 1(a)
(to Note Purchase Agreement)

The Company will make any required prepayments of principal on the date and in the amounts specified in the Note Purchase Agreement.  This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or may otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

IntercontinentalExchange, Inc.

By
Name: Scott A. Hill
Title: Senior Vice President,
Chief Financial Officer

E - 1(a)-2

[Form of Tranche B Note]

IntercontinentalExchange, Inc.

4.69% Senior Note, Tranche B, due November 9, 2021

No. [_______]	November 9, 2011
$[__________]	PPN 45865V A@9

For Value Received, the undersigned, IntercontinentalExchange, Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] Dollars (or so much thereof as shall not have been prepaid) on November 9, 2021 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.69% per annum from the date hereof, payable semi-annually, on the 9th day of May and November in each year and at maturity, commencing on May 9, 2012, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to 6.69%, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a tranche of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of November 9, 2011 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note in substitution thereof for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit 4.4(c)
(to Note Purchase Agreement)

The Company will make any required prepayments of principal on the date and in the amounts specified in the Note Purchase Agreement.  This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or may otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

IntercontinentalExchange, Inc.

By
Name: Scott A. Hill
Title: Senior Vice President,
Chief Financial Officer

E-1-2